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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January [    •    ], 2012

Dear Shareholder,

        You are invited to attend the 2012 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on March 7, 2012 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	12
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	20
	The Board of Directors and Board Committees	23
	Executive Officers	25
	Compensation Discussion and Analysis	28
	Management Development and Compensation Committee Report	46
	Compensation Committee Interlocks and Insider Participation	46
	Executive Officer Compensation	47
	Compensation of Non-Employee Directors	58
	Certain Relationships and Related Transactions	60
	Section 16(a) Beneficial Ownership Reporting Compliance	61
	Audit Committee Report	61
•	Agenda Item No. 2—Approval of Annual Report and Financial Statements for the Fiscal Year Ended September 30, 2011	63
•	Agenda Item No. 3—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year ended September 30, 2011	66
•	Agenda Item No. 4—Election of Auditors	67
•	Agenda Item No. 5—Advisory Vote on Executive Compensation	70
•	Agenda Item No. 6—Approval of an Increase in the Number of Shares Available for Awards Under the TE Connectivity Ltd. 2007 Stock and Incentive Plan	72
•	Agenda Item No. 7—Approval of Reduction of Share Capital for Shares Acquired under our Share Repurchase Program	82
•	Agenda Item No. 8—Authorization Relating to Share Repurchase Program	84
•	Agenda Item No. 9—Approval of a Distribution to Shareholders in the Form of a Capital Reduction	86
•	Agenda Item No. 10—Approval of Reallocation of Free Reserves (Contributed Surplus) to Legal Reserves (Reserves from Capital Contributions)	98
•	Agenda Item No. 11—Approval of any Adjournments or Postponements of the Meeting	99
	Additional Information	99
	TE Connectivity 2013 Annual General Meeting of Shareholders	99
	Where You Can Find More Information	100
	Appendix A—TE Connectivity Ltd. 2007 Stock and Incentive Plan	A-1
	Appendix B—Primary Talent Market Peer Group	B-1
•	Agenda items to be voted upon at the meeting

2012 Annual General Meeting Proxy Statement            i

TE CONNECTIVITY LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 7, 2012
Place:	Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of eleven (11) director nominees proposed by the Board of Directors;

2. Approval of (i) the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011;

3. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2011;

4. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

5. Advisory vote on executive compensation;
6. Approval of an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan;
7. Approval of reduction of share capital for shares acquired under our share repurchase program;
8. Authorization relating to share repurchase program;

9. Approval of the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in four equal quarterly installments starting with the third fiscal quarter of 2012 and ending in the second fiscal quarter of 2013;

10. Reallocation of free reserves (contributed surplus) to legal reserves (reserves from capital contributions);
11. Approval of any adjournments or postponements of the meeting; and
12. Transaction of any other business properly brought at the meeting.

2012 Annual General Meeting Proxy Statement            1

Persons Who Will Receive Proxy Materials:

A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Standard Time) on January 10, 2012. A copy of the proxy materials also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 17, 2012.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 17, 2012 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint as proxy the TE Connectivity officers named in the enclosed proxy card. Alternatively, they may appoint Dr. Jvo Grundler, Ernst & Young AG, as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the TE Connectivity officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 6, 2012. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing limitations, by delivering a subsequent proxy or by notifying the Secretary of TE Connectivity or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the TE Connectivity officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of TE Connectivity. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the TE Connectivity officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

2            2012 Annual General Meeting Proxy Statement

Proxy Holders of Deposited Shares:

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 6, 2012. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

Date of Mailing:

This Invitation to the Annual General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about January [•], 2012 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 10, 2012.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January [    •    ], 2012

2012 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, MARCH 7, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 7, 2012, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 10, 2012. We will also send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 10, 2012 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 17, 2012. Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about January [    •    ], 2012.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 10, 2012 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders and to do the same for any additional beneficial owners who acquire their shares after January 10, 2012 and continue to hold them at the close of business (Eastern Standard Time) on February 17, 2012. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 7, 2012.

        Our proxy statement for the Annual General Meeting to be held on March 7, 2012, other proxy material and our annual report to shareholders for fiscal year 2011 is available at http://www.te.com/2012AnnualMeeting.

What agenda items are scheduled to be voted on at the meeting?

        The eleven agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect eleven (11) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

4            2012 Annual General Meeting Proxy Statement

    •
    Agenda Item No. 2: To approve (i) the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011;

    •
    Agenda Item No. 3: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2011;

    •
    Agenda Item No. 4: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 5: To cast an advisory vote on executive compensation;

    •
    Agenda Item No. 6: To approve an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan;

    •
    Agenda Item No. 7: To approve a reduction of share capital for shares acquired under our share repurchase program and related amendments to our articles of association;

    •
    Agenda Item No. 8: To approve an authorization related to our share repurchase program;

    •
    Agenda Item No. 9: To approve the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares, such payment in a Swiss franc amount equal to US$ 0.84 per issued share to be paid in four equal quarterly installments of US$ 0.21 starting with the third fiscal quarter of 2012 and ending in the second fiscal quarter of 2013 pursuant to the terms of the capital reduction distribution resolution;

    •
    Agenda Item No. 10: To approve a reallocation of free reserves (contributed surplus) to legal reserves (reserves from capital contributions); and

    •
    Agenda Item No. 11: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 3 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 30, 2011), where they are by law precluded from voting their shares. On January [    •    ], 2012, our directors and executive officers and their affiliates beneficially owned approximately [    •    ]% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered

2012 Annual General Meeting Proxy Statement            5

the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 17, 2012 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders will have become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 17, 2012 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 10, 2012 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 17, 2012?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 10, 2012 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 17, 2012.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the portion of the proxy card marked "Admission Ticket" to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 17, 2012.

        Registration will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time).

6            2012 Annual General Meeting Proxy Statement

See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of TE Connectivity named in the proxy card as your proxy. If you appoint officers of TE Connectivity as your proxy, you will need to send your proxy card to TE Connectivity Ltd., c/o BNY Mellon Shareowner Services, P. O. Box 3550, South Hackensack, NJ 07606-9250, United States of America. Alternatively, you may authorize the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, with full rights of substitution, to vote your shares on your behalf. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8046, Zurich, Switzerland.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 6, 2012.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR each of the agenda items for which you have not clearly indicated votes as recommended by our Board of Directors. If any other matters are properly presented at the meeting, the TE Connectivity officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

2012 Annual General Meeting Proxy Statement            7

Can I vote by telephone or via the Internet?

        If you are a shareholder of record, you cannot vote by telephone or via the Internet. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone or Internet voting instructions.

How do I appoint TE Connectivity officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of TE Connectivity as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, you will be deemed to appoint officers of TE Connectivity as your proxy and your proxy will vote your shares FOR each of the agenda items listed in the Invitation to the Annual General Meeting of Shareholders as recommended by the Board of Directors. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Annual General Meeting, the TE Connectivity officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Annual General Meeting other than those discussed in the Invitation to the Annual General Meeting of Shareholders and this proxy statement.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the Invitation to the Annual General Meeting of Shareholders. If new agenda items (other than those in the Invitation) or new motions or proposals with respect to those agenda items set forth in the Invitation are properly being put forth at the Annual General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy cards authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8046, Zurich, Switzerland. These proxy cards must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 6, 2012.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 5 (Advisory Vote on Executive Compensation) and Agenda Item No. 6 (Approval of an Increase in the Number of Shares Available for Awards Under the TE Connectivity Ltd. 2007 Stock and Incentive Plan).

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of

8            2012 Annual General Meeting Proxy Statement

shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 6, 2012. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not sign and return your proxy card, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return your signed proxy card but make no direction as to how your shares are to be voted, your shares will be voted "FOR" each of the director nominees and "FOR" each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Annual General Meeting.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors), Agenda Item No. 5 (Advisory Vote on Executive Compensation) and Agenda Item No. 6 (Approval of an Increase in the Number of Shares Available for Awards Under the TE Connectivity Ltd. 2007 Stock and Incentive Plan) and no votes will be cast on your behalf on Agenda Items No. 1, No. 5 and No. 6.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January [    •    ], 2012, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 17, 2012 will not be entitled to attend, vote or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 17, 2012 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of eleven (11) director nominees proposed by the Board of Directors;

  •
  Agenda Item Nos. 2.1, 2.2 and 2.3: Approval of (i) the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal

2012 Annual General Meeting Proxy Statement            9

    year ended September 30, 2011, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011;

  •
  Agenda Item Nos. 4.1, 4.2 and 4.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2012, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 5: Advisory vote on executive compensation;

  •
  Agenda Item No. 7: Approval of reduction of share capital for shares acquired under our share repurchase program;

  •
  Agenda Item No. 8: Authorization relating to share repurchase program;

  •
  Agenda Item No. 9: Approval of the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares;

  •
  Agenda Item No. 10: Reallocation of free reserves (contributed surplus) to legal reserves (reserves from capital contributions); and

  •
  Agenda Item No. 11: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 3: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 30, 2011.

        The following agenda item requires the affirmative vote of the majority of the votes cast on the agenda item, provided that the total votes cast on the agenda item represent over 50% of the voting power of the total outstanding registered shares with voting rights.

  •
  Agenda Item No. 6: Approval of an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. BNY Mellon Shareowner Services has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of TE Connectivity, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If

10            2012 Annual General Meeting Proxy Statement

you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

        Secretary
        TE Connectivity Ltd.
        Rheinstrasse 20
        CH-8200 Schaffhausen, Switzerland

        If you are a shareholder of record and have granted a proxy to the independent proxy, Dr. Jvo Grundler, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 6, 2012. Written revocations should be directed to the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8046, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 17, 2012, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact Innisfree M&A Incorporated, who we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for Innisfree is below:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada)
    or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

2012 Annual General Meeting Proxy Statement            11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of September 30, 2011 by each current director and nominee, each executive officer named in the Summary Compensation Table and all of our executive officers, directors and nominees as a group. All current directors are nominees for director, except Mr. Hernandez. The address of our executive officers and directors is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	2,795,973
Alan C. Clarke(2)(4)	274,864
Terrence R. Curtin(2)(4)	549,828
Joseph B. Donahue(2)(4)	315,020
Robert A. Scott(2)(4)(5)	438,557
Pierre R. Brondeau(3)(6)	20,654
Juergen W. Gromer(3)(6)	99,555
Robert M. Hernandez(6)(7)(8)	54,159
William A. Jeffrey(9)	—
Yong Nam(9)	—
Daniel J. Phelan(3)(6)	19,159
Frederic M. Poses(3)(6)	340,718
Lawrence S. Smith(3)(6)(10)	33,941
Paula A. Sneed(3)(6)	22,946
David P. Steiner(3)(6)	19,159
John C. Van Scoter(3)(6)	16,473
All current directors, nominees and executive officers as a group (24 persons)(4)(6)(11)	6,488,395

(1)
The number shown reflects the number of shares owned beneficially as of September 30, 2011 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after September 30, 2011. All current directors, nominees and executive officers as a group beneficially owned 1.5% of the outstanding shares as of September 30, 2011. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of September 30, 2011.

(2)
The named person is named in the Summary Compensation Table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after September 30, 2011 as follows: Mr. Lynch—2,515,039; Mr. Clarke—244,560; Mr. Curtin—492,315; Mr. Donahue—276,512; Mr. Scott—386,396;

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  all executive officers as a group—5,240,639. Includes restricted stock units vesting within 60 days after September 30, 2011 as follows: Mr. Lynch—65,492; Mr. Clarke—12,229; Mr. Curtin—17,332; Mr. Donahue—13,803; Mr. Scott—15,640; all executive officers as a group—173,634.

(5)
Includes 15,000 shares held in a trust over which Mr. Scott has dispositive power.

(6)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—11,372; Dr. Gromer—22,078; Mr. Hernandez—11,372; Mr. Phelan—11,372; Mr. Poses—12,747; Mr. Smith—15,219; Ms. Sneed—13,959; Mr. Steiner—11,372; Mr. Van Scoter—6,090. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(7)
The named person is a director.

(8)
Includes 35,000 shares held in a trust over which Mr. Hernandez has dispositive power.

(9)
The named person is a nominee for director.

(10)
Includes 1,860 shares held in a trust and 3,000 shares held in a family limited partnership over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares. Also includes 12,759 shares that either are or could be pledged as security for certain margin account transactions.

(11)
Includes 15,000 shares held in a trust over which an executive officer has dispositive power and 14,360 shares held in a trust over which another executive officer has dispositive power. Also includes 25,003 shares held by an executive officer and 11,833 shares held by another executive officer that either are or could be pledged as security for certain margin account transactions.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares as of September 30, 2011.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	34,412,823	8.1%
Janus Capital Management LLC(2) 151 Detroit Street Denver, CO 80206	26,495,040	6.3%

(1)
This information is based on a Schedule 13G filed with the SEC on February 10, 2011 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—33,061,373 and sole dispositive power—34,412,823.

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(2)
This information is based on a Schedule 13G filed with the SEC on February 14, 2011 by Janus Capital Management LLC ("Janus Capital"). Janus Capital reported the following information in its Schedule 13G. It has a direct 94.5% ownership stake in INTECH Investment Management ("INTECH") and a direct 77.8% ownership stake in Perkins Investment Management LLC ("Perkins"). Due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of the Schedule 13G filing. Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 26,414,640 shares held by such Managed Portfolios and has sole voting and dispositive power with respect to these shares. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, INTECH may be deemed to be the beneficial owner of 80,400 shares held by such Managed Portfolios and Janus Capital has shared voting and dispositive power with respect to these shares.

14            2012 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes eleven (11) nominees for election as directors to hold office until the annual general meeting of shareholders in 2013. Nine nominees are current directors of TE Connectivity Ltd. and two nominees, Mr. Nam and Dr. Jeffrey, are not current directors of TE Connectivity Ltd. The Nominating, Governance and Compliance Committee retained a third party search firm to assist it in identifying Mr. Nam and Dr. Jeffrey for Board membership. All nominees are listed below with brief biographies. Robert M. Hernandez has decided not to stand for re-election.

Vote Requirement to Elect Directors

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the election of each of the eleven (11) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the eleven (11) nominees for director. Proxies will be so voted unless shareholders specify otherwise in their proxies.

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board

        The Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the Board and makes recommendations for director nominations to the Board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the Board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 54, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Rohm & Haas Company, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2006 to 2009, Dr. Brondeau served as Executive Vice President of electronics materials and specialty

2012 Annual General Meeting Proxy Statement            15

materials of Rohm & Haas Company. He also served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a Director of Marathon Oil Corporation.

        Dr. Brondeau has over 20 years of executive leadership experience, including thirteen years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 25 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Juergen W. Gromer, 66, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the prior ten years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He also is Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board and Vice President of the American Chamber of Commerce Germany.

        Dr. Gromer retired as President of Tyco Electronics with over 25 years of achievement and executive management experience with the company and its predecessor AMP and provides valuable historical perspective to the Board. Dr. Gromer holds a Ph.D. in physics which, combined with past and current directorships with publicly-held technology companies in Europe and the United States, makes him a valuable contributor to the technology vision of the company. He also has financial, governance and global leadership expertise gained from his service as a member, executive or chairman of the boards of several European financial, utility and economic organizations.

        William A. Jeffrey, 51, a nominee for director, has served as Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory, since September 2008. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology. He also is Chairman of the Director's Review Committee for Global Security at Lawrence Livermore National Laboratory.

        Dr. Jeffrey will bring exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization as well as almost 20 years of government executive experience.

        Thomas J. Lynch, 57, has served on our Board of Directors since early 2007 and as Chief Executive Officer of TE Connectivity since January 2006, and was previously President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004;

16            2012 Annual General Meeting Proxy Statement

Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past six years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a member of the U.S.-China Business Council. Mr. Lynch also serves as a member of the President's National Security Telecommunications Advisory Committee. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Yong Nam, 63, a nominee for director, has served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances, since April 2011. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of Pohang Iron and Steel Company (POSCO) and GS Retail, a South Korean retailer.

        Mr. Nam has over 35 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 22 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective will make him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 62, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan is Senior Advisor to the Chief Executive Officer of GlaxoSmithKline, a manufacturer of pharmaceuticals and consumer health-related products. He also served as Chief of Staff of GlaxoSmithKline from May 2008 until January 2011 and previously was Senior Vice President, Human Resources from 1994. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, world wide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and has served for over 15 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development, and pension and benefits design and management.

        Frederic M. Poses, 69, joined our Board of Directors as Chairman in June 2007, immediately following our separation from Tyco International. Mr. Poses is Chief Executive Officer and Partner of Ascend Performance Materials, a manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products, since June 2009. He previously was Chairman and Chief Executive Officer of Trane Inc. (formerly American Standard Companies Inc.), a manufacturer and provider of air conditioning systems and services, vehicle control systems and bath and kitchen products, from 1999

2012 Annual General Meeting Proxy Statement            17

until its acquisition by Ingersoll Rand in 2008. From 1998 to 1999, Mr. Poses was President and Chief Operating Officer of AlliedSignal, Inc., where he served in various capacities over his career, beginning in 1969. Mr. Poses holds a bachelor's degree in business administration from New York University. Mr. Poses is a Director of Raytheon Company and previously served as Chairman of Trane (formerly American Standard) from January 2000 until its acquisition by Ingersoll Rand in 2008, a Director of Centex Corporation from July 2001 until August 2009 and of WABCO Holdings Inc. for a brief period in 2007 until its spinoff.

        Mr. Poses has extensive leadership experience as chief executive officer and chairman of a large multi-national public manufacturing company for ten years and president and chief operating officer of another large global public manufacturing company. He has served as our chairman for over four years and has demonstrated significant leadership skills as a director for over ten years at several other large public companies. His business career began over 40 years ago as a financial analyst and includes over 20 years in executive management positions.

        Lawrence S. Smith, 64, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Smith was Executive Vice President from 1995 and Co-Chief Financial Officer from 2002 of Comcast Corporation, a broadband cable provider, until his retirement in March 2007, following which he consulted for Comcast Corporation until 2010. He served in finance and administration positions at Comcast from 1988 to 1995. Prior to joining Comcast, Mr. Smith was Chief Financial Officer of Advanta Corporation. He also worked for Arthur Andersen LLP for 18 years, where he was a tax partner. Mr. Smith has a bachelor's degree from Ithaca College. Mr. Smith is a Director of Air Products and Chemicals, Inc. and was a director of GSI Commerce from 2008 until its acquisition by eBay Inc. in 2011.

        Mr. Smith brings many years of public company experience both as chief financial officer of a large public company and by serving on the boards of international public companies. His significant experience with complex financial and operational issues combined with his knowledge of public reporting requirements and processes brings accounting, financial management and operational insight to the Board. He also has extensive mergers and acquisitions and corporate finance experience. Mr. Smith meets the SEC definition of an audit committee financial expert.

        Paula A. Sneed, 64, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of general management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for four years, and previously as the executive vice president managing a global marketing division of a large public company for six years where she demonstrated expertise in all aspects of marketing and general management for over 20 years. She has over 35 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 15 years of corporate director experience including service on audit, compensation and nominating and governance committees, bringing valuable insight to our Board. She has an MBA and meets the SEC definition of an audit committee financial expert.

        David P. Steiner, 51, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since March 2004, Mr. Steiner has served as Chief Executive

18            2012 Annual General Meeting Proxy Statement

Officer and a Director of Waste Management, Inc., a provider of integrated waste management services, and also has been its President since June 2010. His previous positions at Waste Management included Executive Vice President and Chief Financial Officer from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary from 2001 to 2003 and Vice President and Deputy General Counsel from 2000 to 2001. Mr. Steiner received a bachelor's degree from Louisiana State University and a law degree from the University of California, Los Angeles. Mr. Steiner is a Director of FedEx Corporation.

        Mr. Steiner brings thirteen years of large public company leadership experience, including seven as CEO, two as CFO, and four as general counsel or in other legal roles. As a former CFO, he brings finance experience to the Board. He also brings large public company directorship experience to the Board. Additionally, before his large public company experience, Mr. Steiner spent fourteen years in private practice at large law firms. His legal background makes him well suited to address legal and governance issues of the Board.

        John C. Van Scoter, 50, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his over 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer and through over 25 years of management and executive positions with a large public technology company. His training in mechanical engineering and experience as a product engineer also is valuable to the Board.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

2012 Annual General Meeting Proxy Statement            19

CORPORATE GOVERNANCE

Governance Principles

        The Board of Directors' Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board's Governance Principles, committee charters and policies.

Board Leadership Structure

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. Assignments to, and chairs of, the Audit and Management Development and Compensation Committees are recommended by the Nominating, Governance and Compliance Committee and selected by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        Since its inception as a public company, the company's governance structure has included a non-executive chairman who is separate from the CEO and presides over all meetings of the Board. The Board believes that there are advantages to having a non-executive chairman for matters such as communications and relations between the Board, the CEO and other senior management and in assisting the Board in reaching consensus on particular strategies and policies.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 30, 2011 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs and change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

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        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        Nine of the eleven director nominees have been determined by the Board to be independent directors. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Frederic M. Poses, Lawrence S. Smith, Paula A. Sneed, David P. Steiner and John C. Van Scoter. In reaching this determination, the Board considered the fact that Mr. Nam is an advisor to, and until March 2011 was CEO and Chairman of, LG Electronics, a Korean company with which TE Connectivity made purchases totaling approximately $6.8 million and sales totaling approximately $18.3 million in fiscal 2011. Such transactions were a result of arms-length commercial dealings between the companies, which were not material individually or in the aggregate. The Board also reached this independence determination for Robert M. Hernandez, who is not standing for re-election, and also previously reached this independence determination for Ram Charan, who did not stand for re-election at our 2011 annual general meeting of shareholders.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "The Power of Integrity: Guide to Ethical Conduct." The guide is published in the Board of Directors section of TE Connectivity's website at http://www.te.com/aboutus/EthicalConduct.asp.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing

2012 Annual General Meeting Proxy Statement            21

matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/aboutus/contact_board.asp.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes present, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of votes present at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the share votes represented and the absolute majority of the par value of the share votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of an absolute majority of the votes represented, in person or by proxy, at a general meeting of shareholders (an "absolute majority" means at least half plus one additional vote represented at a general meeting of shareholders).

22            2012 Annual General Meeting Proxy Statement

 THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of ten directors, nine of whom are nominees for election. Robert M. Hernandez has decided not to stand for re-election. Frederic Poses serves as Chairman of the Board. During fiscal 2011, there were no changes in the composition of the Board, other than the departure in March 2011 of Dr. Ram Charan, who did not stand for re-election at the 2011 annual general meeting of shareholders. The Board held eight meetings in fiscal year 2011. Six of our ten directors attended 100% and the four remaining directors attended at least 87% of the total number of meetings of the Board and committees on which they served in fiscal year 2011. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All directors attended the 2011 annual general meeting of shareholders.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Lawrence Smith, who chairs the committee, Pierre Brondeau and Paula Sneed. The Board has determined that each of Mr. Smith and Ms. Sneed is an "audit committee financial expert," as defined under SEC rules. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met eleven times in fiscal year 2011. The committee's report appears on pages 61 and 62.

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors David Steiner, who chairs the committee, Robert Hernandez and Daniel Phelan. This committee is responsible to ensure succession of senior leadership; review plans for the development of the

2012 Annual General Meeting Proxy Statement            23

organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met seven times in fiscal year 2011. The committee's report appears on page 46. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The current members of the Nominating, Governance and Compliance Committee are directors Frederic Poses, who chairs the committee, and John Van Scoter. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held six meetings in fiscal year 2011.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present six times in fiscal year 2011. The non-executive chairman of the Board presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2011

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2011 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to three times the annual cash retainer (a total of $240,000, based on the current $80,000 annual cash retainer) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in fiscal year 2010, each non-employee director received TE Connectivity common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors in fiscal year 2011 cannot be transferred until the director leaves the Board. As of fiscal 2011 year-end, all of the directors met their stock ownership requirements.

24            2012 Annual General Meeting Proxy Statement

EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January 1, 2012.

Name	Age	Position(s)
Thomas J. Lynch	57	Chief Executive Officer and Director
Mario Calastri	54	Senior Vice President and Treasurer
Alan C. Clarke	58	President, Network Solutions
Terrence R. Curtin	43	Executive Vice President and Chief Financial Officer
Joseph B. Donahue	53	Executive Vice President and Chief Operating Officer; President, Transportation Solutions
Charles P. Dougherty	49	President, Communications and Industrial Solutions
Jane A. Leipold	51	Senior Vice President, Global Human Resources
Robert J. Ott	50	Senior Vice President and Corporate Controller
Eric J. Resch	54	Senior Vice President and Chief Tax Officer
Michael Robinson	55	Senior Vice President, Operations
Robert A. Scott	61	Executive Vice President and General Counsel
Robert N. Shaddock	53	Senior Vice President and Chief Technology Officer
Joan E. Wainwright	51	Senior Vice President, Marketing and Communications; Senior Vice President, Channel Business Unit, Communications and Industrial Solutions

        See "Nominees for Election" for additional information concerning Mr. Lynch who also is a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Alan C. Clarke has been President of Network Solutions of TE Connectivity since September 2006 and served as a Vice President of TE Connectivity since 1999. Prior to that, Mr. Clarke worked for Raychem Corporation, which was acquired by Tyco International in 1999, for 17 years in various senior management positions.

        Terrence R. Curtin has been Executive Vice President and Chief Financial Officer of TE Connectivity since October 2006 and he served on the TE Connectivity Board prior to the separation. Mr. Curtin previously served as Vice President and Corporate Controller since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP.

2012 Annual General Meeting Proxy Statement            25

        Joseph B. Donahue has been Executive Vice President and Chief Operating Officer of TE Connectivity since May 2011 and President, Transportation Solutions of TE Connectivity since August 2010. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at TE Connectivity and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        Charles P. Dougherty has been President, Communications and Industrial Solutions of TE Connectivity since January 2010. From June 2009 to December 2009, he was President, Public Safety and Professional Communications at Harris Corporation, a communications and information technology company. Previously, Mr. Dougherty was President of the Wireless Systems business of TE Connectivity from October 2006 to May 2009, when the business was sold to Harris Corporation. Prior to joining TE Connectivity, Mr. Dougherty was at Motorola for 25 years where he last served as Corporate Vice President and General Manager, Voice and Data Solutions from July 2004 and previously held a variety of senior management positions.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for TE Connectivity since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 30 years of TE Connectivity, Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance-Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Michael Robinson has been Senior Vice President, Operations of TE Connectivity since August 2007. Prior to that, he spent 27 years at United Technologies Corporation where he most recently was Vice President of Operations for the Residential and Light Commercial International business at Carrier Corporation. Mr. Robinson began his United Technologies career with Pratt & Whitney where he held a series of operations and engineering positions over 22 years.

        Robert A. Scott has been Executive Vice President and General Counsel of TE Connectivity since 2006 and prior to that was Senior Vice President, Corporate Planning for Tyco International from January 2006 and Vice President of Strategy and Business Planning for Engineered Products and Services from May 2004 to January 2006. He also served on the TE Connectivity Board prior to our separation from Tyco International in June 2007. Prior to joining Tyco International, Mr. Scott was Senior Vice President and Chief of Staff of Motorola's Integrated Electronics sector during 2002 and 2003 and Motorola's Senior Vice President of Business Integration in 2001. Prior to joining Motorola, Mr. Scott was Senior Vice President, General Counsel and Corporate Secretary of General Instrument Corporation.

        Robert N. Shaddock has been Senior Vice President and Chief Technology Officer of TE Connectivity since September 2008. Previously, he was Senior Vice President of the Consumer Products

26            2012 Annual General Meeting Proxy Statement

business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been Senior Vice President, Marketing and Communications at TE Connectivity since February 2008, and Senior Vice President, Channel Business Unit, Communications and Industrial Solutions since May 2011, and she previously was Senior Vice President, Communications and Public Affairs since joining us in June 2006. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

2012 Annual General Meeting Proxy Statement            27

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee ("MDCC" or "Committee") is responsible for the establishment and oversight of our executive compensation programs. At the foundation of our executive compensation process is an executive compensation philosophy adopted by the Committee that serves as the guiding principles in the development of executive compensation levels and programs for our executive officers. In addition, the Committee has established a disciplined process for the adoption of executive compensation actions, which includes Board approval of executive compensation actions for the Chief Executive Officer and Committee approval of compensation actions for all other executive officers. All proposed compensation actions are reviewed for alignment with the company's executive compensation policy and with consideration of competitive market data (the Committee reviews competitive data from two separate peer groups) and other relevant factors discussed below. In considering proposed compensation actions, the Committee relies on a compensation consultant who is independent from management for advice, information and an objective point of view.

Fiscal 2011 Executive Compensation Highlights

        Consistent with our executive compensation process, the Committee conducted a comprehensive analysis of the competitive position of our fiscal 2010 executive pay levels and compensation programs relative to our two market peer groups. Based on that review, the Committee concluded that our executive pay levels and compensation programs are competitive relative to our peer companies and are consistent with our executive compensation philosophy. For 2011, we highlight the following:

  Fiscal 2011 Say on Pay Vote Results

  •
  At the last annual meeting, shareholders expressed support for our executive compensation programs, with approximately 82% of shareholders voting to ratify the compensation of our named executive officers.

  Overall Structure

  •
  We continue to structure our executive compensation programs to rely heavily on performance through the use of annual and long-term incentive programs.

  •
  We continue to emphasize equity awards (in the form of long-term incentive awards granted primarily in the form of stock options) as the primary component of long-term compensation for our executive officers, ensuring that pay opportunities are linked to shareholder return and to maximize share ownership by our executive officers.

  Base Salaries

  •
  We provided base pay raises to our executive officers, effective January 1, 2011, based on the scope of their job responsibilities and performance in the context of our 2010 competitive market assessment.

28            2012 Annual General Meeting Proxy Statement

  Annual Incentives

  •
  We designed our fiscal 2011 annual incentive plan to focus on four key financial metrics to support our fiscal 2011 operating plan, and added a quantitative customer service measure to drive improved customer experience throughout our businesses.

  •
  Fiscal 2011 was a successful year overall for the company and most of our business units performed close to or above target performance levels; a few businesses underperformed target expectations. Consistent with our philosophy, annual incentive plan payouts to the executive officers reflected the performance of their particular business unit or overall company performance, as applicable, with limited discretion applied to recognize superior individual performance.

  Long-Term Incentives

  •
  We maintained long-term incentive grant levels at fiscal 2010 values for approximately half of our executive officers, but increased the grant level values for the other executive officers to recognize their significant performance in fiscal 2010 and/or increased responsibilities.

  Governance

  •
  We implemented a "clawback" provision in all executive officer fiscal 2011 incentive award agreements (both annual and long-term) such that awards are subject to clawback based on SEC rules and/or the Committee's determination that the incentive compensation awards were based on erroneous financial information.

        As we proceed into fiscal 2012, the Committee will continue to follow the disciplined executive compensation review process that it has established in order to assure that executive compensation programs remain competitive, meet the objectives of our executive compensation philosophy and deliver rewards commensurate with realized performance.

Executive Compensation Philosophy

        Our executive compensation philosophy is designed to deliver competitive total compensation, upon the achievement of individual and/or corporate performance objectives, which will attract, motivate and retain leaders who will drive the creation of shareholder value. The executive compensation philosophy has also been designed to align with the company's organization-wide total rewards strategy. The Committee reviews and administers the company's compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the company's executive compensation policy. (For purposes of this Compensation Discussion and Analysis ("CD&A"), "executive officer" means the Chief Executive Officer, his direct reports and any other executive officers of the company subject to Section 16 of the Securities Exchange Act.) In determining total compensation, the Committee considers the following key objectives and attributes:

        Shareholder alignment—Our executive compensation programs are designed to create shareholder value. Long-term incentive awards, which make up a significant percentage of our executives' total compensation, closely align the interests of executives with the long-term interest of our shareholders.

        Performance based—Many components of our executive compensation package are linked to performance. Annual cash incentive awards are tied to overall corporate, segment or business unit measures that allow for differentiation among our highest and lowest performing business units and

2012 Annual General Meeting Proxy Statement            29

also permit limited discretion to recognize superior business unit or individual performance. Long-term incentive awards, granted primarily in the form of stock options, are designed to reward our executive officers for the creation of long-term shareholder value.

        Appropriate Risk—Our executive compensation programs are designed to provide incentives that encourage our executive officers to take appropriate risks in managing their businesses and to provide incentives where the balance between business performance and risk is carefully achieved.

        Competitive with external talent markets—Our executive compensation programs are designed to be competitive within the various talent markets in which the company competes for executive talent. Compensation programs are designed with reference to both a general peer group of companies that compete with us for executive talent and an electronics industry peer group.

        Focus on executive stock ownership—The company has adopted the TE Connectivity Ltd. Share Ownership and Retention Requirement Plan which, together with long-term equity awards, drives executive stock ownership.

        Simple and transparent—Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development & Compensation Committee

        The MDCC oversees the company's compensation policies and programs for executive officers, including the named executive officers. The Committee reviews, analyzes and approves the design of the company's executive compensation policies and programs, administers the company's stock incentive plans (including reviewing and approving equity incentive awards for executive officers) and reviews and approves all compensation decisions relating to the named executive officers and other executive officers of the company.

        The Committee is comprised exclusively of members who meet the independence requirements of the NYSE. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Role of Management

        The MDCC has established a process with management to support the development and review of executive officer compensation, as described below.

  Chief Executive Officer Compensation

        The MDCC makes recommendations to the independent members of the Board regarding Chief Executive Officer compensation actions. The recommendations are based on factors deemed appropriate by the Committee, including Chief Executive Officer performance and competitive market data provided by the Committee's compensation consultant. The MDCC discusses and evaluates Chief Executive Officer compensation recommendations in an executive session attended only by the Committee members, its compensation consultant, and the Senior Vice President, Global Human Resources, who attends primarily to provide contextual information. The Chief Executive Officer does not attend the executive session when Chief Executive Officer compensation actions are discussed. The MDCC does not anticipate that management will have any role in the development of Chief Executive

30            2012 Annual General Meeting Proxy Statement

Officer compensation except for providing to the MDCC or the Committee's compensation consultant relevant data relating to the Chief Executive Officer's performance and compensation history.

  Other Named Executive Officer Compensation

        The Chief Executive Officer makes recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. The recommendations are made based on each executive officer's performance, as assessed by the Chief Executive Officer, competitive market data provided by the Committee's compensation consultant and other factors deemed relevant by the Chief Executive Officer, including but not limited to differences in the executive's responsibilities versus the role reflected in the competitive market analysis; internal pay equity and relative importance of the executive's role with the company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. The Senior Vice President, Global Human Resources also is present for the discussion of compensation actions for the other named executive officers.

        The named executive officers for fiscal 2011 in addition to the Chief Executive Officer are: Terrence Curtin, Executive Vice President and Chief Financial Officer; Joseph Donahue, Executive Vice President and Chief Operating Officer and President, Transportation Solutions; Robert Scott, Executive Vice President and General Counsel; and Alan Clarke, President, Network Solutions. Mr. Clarke was not a named executive officer in fiscal 2010.

Role of Compensation Consultant

        Under its charter, the MDCC has the sole authority to retain consultants, counsel, accountants and others to assist in the performance of its duties, including the evaluation of executive compensation levels and programs. During fiscal year 2011, the MDCC retained Pay Governance LLC to be its independent compensation consultant.

        The compensation consultant reports directly to the MDCC and provides assistance to the Committee in developing the company's executive compensation programs and executive pay levels and generally provides advice to the Committee on executive compensation issues and trends. The MDCC independently retains its compensation consultant and has the ability to terminate its services at the Committee's discretion.

        Pay Governance is not permitted to provide any services to the company except with prior approval of the MDCC chair. During fiscal 2011, Pay Governance did not provide any services to the company outside of its services to the MDCC.

        The Committee's compensation consultant generally supports all aspects of the Committee's duties as described in its charter, which in fiscal 2011 included the following:

  •
  Evaluated the competitive position of the company's executive officers' total compensation packages relative to the company's peer groups for purposes of assisting the MDCC in determining compensation actions for fiscal 2011 and beyond

  •
  Provided advice to the Committee in the establishment of annual and long-term incentive guidelines for executive officers

  •
  Provided ongoing advice on the design of TE Connectivity's annual cash and long-term equity incentive programs

  •
  Assisted with the development of competitive global long-term incentive grant guidelines for the company's global participant population, including both executives and non-executives

2012 Annual General Meeting Proxy Statement            31

  •
  Briefed the MDCC on executive compensation trends among the company's peer groups

  •
  Provided advice to the MDCC and Nominating, Governance and Compliance Committee on director compensation levels

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation

  •
  Provided support in establishing a compensation risk assessment and reviewed the results of the assessment

  •
  Reviewed our peer group approach

Executive Compensation Benchmarks

        For purposes of benchmarking market practices on compensation levels for executive officers, the company has adopted a peer group framework that includes the use of a primary talent market peer group and a secondary reference group. The company believes that the two-pronged approach is the best approach for benchmarking executive compensation practices and trends, as it reflects both talent market peers and business segment competitors. The peer group structure is reviewed by the Committee on an annual basis.

        The primary talent market peer group is comprised of companies across a range of industries in which TE Connectivity competes for executive talent—as opposed to being limited to companies only in the electronics industry. Since TE Connectivity typically competes for executive talent with companies in both the electronics industry and in other industry groups, the company and Committee believe that it is appropriate to establish a benchmark peer group that sufficiently covers companies in those industries. The industries included in the primary talent market peer group are aerospace and defense, electronics and scientific equipment and industrial manufacturing. The primary talent market peer group consists of 88 companies, listed in Appendix B, with fiscal-annual revenues ranging from $482.0 million to $150.2 billion, with a median of $4.1 billion. Data obtained from this group is adjusted to reflect the relative size of TE Connectivity within the group.

        The secondary reference group is comprised of companies within the electronics industry. We use the secondary reference group as a benchmark to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there are currently 17 companies in the secondary industry reference group with fiscal-annual revenues ranging from $3.0 billion to $34.3 billion, with a median of $11.0 billion.

3M Company	General Dynamics Corporation
Agilent Technologies Inc.	Harris Corporation
Amphenol Corporation	Honeywell International Inc.
Cooper Industries, Ltd.	ITT Corporation
Corning Incorporated	Johnson Controls, Inc.
Danaher Corporation	Molex Incorporated
Eaton Corporation	Parker Hannifin Corporation
EMC Corporation	SPX Corporation
Emerson Electric Co.

        The benchmark data is compiled by the Committee's consultant and is used by the MDCC as a reference to ensure that our compensation levels and programs are competitive with the compensation paid by the companies that may compete with TE Connectivity for executive talent. As explained below, the benchmark data is just one of the factors used in setting executive compensation levels.

32            2012 Annual General Meeting Proxy Statement

Tax Deductibility of Executive Compensation

        In evaluating compensation programs covering our executive officers, the Committee considers the potential impact on the company of Internal Revenue Code Section 162(m). The Committee generally intends to maximize deductibility of compensation under Section 162(m) to the extent consistent with our overall compensation program objectives, while also maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to executive officers. However, the Committee reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the company. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to certain of the company's executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under the company's 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation under Section 162(m).

Shareholder Advisory Vote on Executive Compensation

        Although the advisory shareholder vote on executive compensation is non-binding, the Committee has considered, and will continue to consider, the outcome of the vote when making future compensation decisions for the named executive officers. At our annual general meeting of shareholders held on March 9, 2011, approximately 82% of the shareholders who voted on the "say-on-pay" proposal approved the compensation of our named executive officers, while approximately 13% voted against (and approximately 5% abstained). Based on the results of the 2011 shareholder vote, the Committee believes that the company's executive compensation philosophy and the compensation paid to the named executive officers are supported by shareholders.

Compensation Overview—Process

        The company's total compensation package for executive officers, including named executive officers, is currently comprised of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

        As discussed above, the MDCC is responsible for the review and establishment of each executive officer's compensation level, except for the Chief Executive Officer. (The MDCC makes recommendations to the Board of Directors and the independent members are responsible for decisions regarding the Chief Executive Officer's compensation.) In determining the appropriate total compensation level for each executive officer, the MDCC first considers the market reference point for the executive officer, based on the 50th percentile of our primary talent market peer group for the executive officer's particular role. (The market reference point is determined for total direct compensation and for each component of compensation—base salary, target bonus and target long-term incentive awards.) Using the reference point as the starting point in the analysis, the MDCC then considers other factors in evaluating the appropriateness of the executive's compensation level. Those factors include: differences in the executive's responsibilities versus the benchmark role; internal pay equity and relative importance of the executive's role with the company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. As a result of

2012 Annual General Meeting Proxy Statement            33

the consideration of all relevant factors, actual pay positioning for each executive officer may be below or above the market reference point for total compensation and/or for one or more of the component elements of total compensation.

        In addition, in order to attract highly qualified external candidates to fill critical management roles, the MDCC may approve a total compensation package and/or individual compensation components that are above the market reference point for that candidate's position.

        In addition to base pay, annual cash incentives and long-term equity incentives, executive officers in the United States receive limited perquisites (as described below). Perquisites for executive officers outside the U.S. are based on local market practice. Broad-based employee benefit programs also are provided to executive officers on the same basis as all other employees.

        In order to assist it in setting executive compensation levels and determining the appropriateness of pay adjustments, the MDCC conducts a comprehensive assessment of total compensation at least annually, with the assistance of its compensation consultant. The assessment is completed for each executive officer and analyzes current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target incentive), and total direct compensation (base salary, target annual incentive opportunity and target long-term incentive opportunity) in light of current market practices, which includes comparative data from the company's primary talent market peer group. The compensation assessment for each executive officer is presented on a tally sheet which also includes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how changes in one element of an executive officer's compensation could impact the value of other elements of the executive officer's compensation and provide an overview of the relevant factors necessary to evaluate the appropriateness of an executive's officer's compensation level. Finally, as discussed above, the Chief Executive Officer provides the Committee with a more detailed performance assessment for each executive officer and makes his recommendations concerning compensation actions.

        With the information provided in the total compensation assessment as a reference, and with the input of its compensation consultant and the Chief Executive Officer (with respect to actions taken for the other executive officers), the Committee makes executive compensation determinations for our executive officers based on the analysis discussed above. The Committee and Board follow a similar process in making determinations regarding the Chief Executive Officer's compensation.

        Differences in compensation levels between our executive officers are driven by a number of factors, including the applicable market reference points specific to each executive officer's role and consideration of the factors described above (such as differences in the executive's responsibilities versus the benchmark role, internal pay equity and relative importance of the executive's role with the company, individual performance and contributions to strategic initiatives, level of experience and compensation history). An executive officer's compensation can change materially from year to year based on company performance, business unit performance, individual performance, or a role change, including promotion.

  September 2011 Compensation Assessment

        In September 2011, the Committee, with the assistance of its compensation consultant, conducted a compensation assessment to determine the competitive position of each executive officer's fiscal 2011 base salary, annual incentive target, long-term incentive value and total direct compensation relative to the company's primary and secondary talent market peer groups. (The assessment assumed each executive officer's current base salary, target annual incentive award level and fiscal 2011 long-term incentive equity award value.) The competitive assessment indicated that the total direct compensation levels for our executive officers, including our named executive officers, fell both below and above the

34            2012 Annual General Meeting Proxy Statement

applicable market reference points. While the fiscal 2011 total direct compensation levels for Messrs. Lynch, Curtin, Donahue and Clarke were positioned within ten percent of the 50th percentile of their peer market reference points, Mr. Scott's total direct compensation level was positioned closer to the 75th percentile. The Committee is comfortable that Mr. Scott's total compensation level is appropriate and consistent with our executive compensation philosophy. Besides his role as General Counsel of the company, Mr. Scott serves other roles in the company, including heading the company's social responsibility initiative and enterprise risk assessment process.

        The results of the September 2011 competitive compensation assessment assisted the Committee in considering whether to make base salary pay adjustments, in setting annual and long-term incentive targets for the executive officer group, and in determining actual long-term incentive grant values for the executive officers for fiscal 2012, as discussed below.

Elements of Compensation

  Base salary

        Base salary provides a fixed compensation for the performance of the executive's core duties and responsibilities. Based on the competitive market assessment conducted in September 2010 and increased responsibilities being assumed as a result of business restructurings or acquisitions, the MDCC approved base salary increases for a number of executive officers, including the named executive officers, effective January 1, 2011, in order to bring their base salary levels closer to the market median. In addition, merit increases were also approved, effective January 1, 2011, to recognize superior performance over a period of years, including fiscal 2010. The following total base salary increases were approved for the named executive officers: Mr. Lynch—a 5.3% increase (from $950,000 to $1,000,000)—Mr. Lynch's last base salary increase was January 1, 2007; Mr. Curtin—a 15% increase (from $505, 875 to $582,000)—Mr. Curtin's last base salary increase was April 1, 2008; Mr. Donahue—a 10% increase (from $500,055 to $550,000)—Mr. Donahue's last base salary increase was January 1, 2010; Mr. Scott—a 5% increase (from $525,000 to $551,000)—Mr. Scott's last base salary increase was April 1, 2008; and Mr. Clarke—an 8% increase (from $406,061 to $438,546)—Mr. Clarke's last base salary increase was January 4, 2006. In conjunction with his promotion to Executive Vice President and Chief Operating Officer, Mr. Donahue received a subsequent pay increase to $605,000, effective May 9, 2011.

        For fiscal 2012, no base salary adjustments or merit increases were approved for the named executive officers.

  Annual Incentive Awards

        Annual incentive awards provide executive officers with a bonus opportunity if certain financial performance goals are achieved. The annual incentive program is intended to reward executive officers upon the achievement of fiscal year financial performance goals (at the corporate, segment and/or business unit level), with some limited discretion available for individual performance. The MDCC intends the company's annual incentive award program to provide market competitive awards relative to our talent market peer companies for performance achieved at predetermined target levels. Award opportunities above the target award levels are available to the extent that performance exceeds the predetermined target levels. Payments at levels below the target award levels are awarded to the extent that performance is below the pre-determined target levels. No annual incentive payments are made if threshold performance levels are not achieved, absent the occurrence of extenuating circumstances that, in the discretion of the Committee, merit an exception to the threshold performance requirement.

        The annual incentive awards will typically be structured as cash payments and were for fiscal 2011. Within 90 days of the start of each fiscal year, the Committee establishes the applicable performance criteria, which include minimum performance thresholds required to earn an award, target performance

2012 Annual General Meeting Proxy Statement            35

goals required to earn a payment of 100%, and a maximum performance level required to earn the maximum bonus permitted. If the company attains the established financial goals, executive officers will receive an award based on a target bonus percentage which is set at the beginning of each fiscal year and expressed as a percentage of the executive's base salary. The target bonus percentages for our named executive officers for fiscal 2011 were as follows: Mr. Lynch—125%; Mr. Curtin—75%; Mr. Donahue—75%; Mr. Scott—75%; and Mr. Clarke—75%.

        For fiscal 2011, the company established the following five financial and strategic measures for the annual incentive program:

  Corporate Level:

Measure	Weighting
Corporate Earnings per Share ("EPS")	20%
Operating Income	20%
Free Cash Flow	20%
Operating Income Margin ("OI Margin")	20%
Customer Service Metric*	20%

  Business Unit Level

Measure	Weighting
Corporate EPS	20%
Business Unit Operating Income	20%
Business Unit Free Cash Flow	20%
Business Unit OI Margin	20%
Customer Service Metric*	20%

*
The customer service metric for each business unit is a quantitative measure incorporated to improve the timeliness of product delivery to our customers, and is individually designed to take into account the particular incentive needs and circumstances of each business unit. The corporate level bonus score for the customer service metric is measured as the revenue-weighted average of the customer service metric scores for each business unit.

        For purposes of the annual incentive program, all of the financial measures are adjusted financial measures (i.e., non-GAAP (U.S. Generally Accepted Accounting Principles) measures) that exclude the effects of events deemed not reflective of the actual performance of the eligible participants. For fiscal 2011, the adjustments to EPS, Operating Income and OI Margin were as follows: (i) exclusion of the costs associated with the acquisition and integration of ADC Telecommunications, Inc. ("ADC"), (ii) exclusion of restructuring and other related charges, and (iii) exclusion of income tax benefits associated with the settlement of certain tax matters related to a prior-year audit and the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien plc. For fiscal 2011, the adjusted (non-GAAP) financial measure of Free Cash Flow was

36            2012 Annual General Meeting Proxy Statement

adjusted from cash flows from continuing operating activities, the most comparable GAAP measure, by including net capital expenditures and excluding net payments related to pre-separation tax matters.

        The performance range for payouts under the fiscal 2011 annual incentive program was set at a threshold level of 80%, a target level of 100% and a maximum level of 120% for the EPS, Operating Income and Free Cash Flow measures. For the OI Margin measures, the performance range was set at a threshold level of 90%, a target level of 100% and a maximum level of 110%. At threshold performance against the established performance measures, the earned payout would be 50% of target, and at maximum performance against the established performance measures, the earned payout would be 200% of target. For performance between the threshold and maximum levels, the earned payout would be calculated ratably between 50% and 200%, with a 100% target payout being earned at 100% performance. For performance above the 200% level, the earned payout would be calculated on the same ratable basis, but the maximum payout that could be earned under any performance measure for the fiscal 2011 annual incentive program was capped at 300%. The performance ranges for the Customer Service measures varied for each business unit and were designed to support the intended results for each business unit. The maximum payout available under the fiscal 2011 annual incentive program was capped at 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal 2011 annual incentive program. However, the Committee reserved the discretion to adjust individual or business unit award amounts upward or downward by up to 25% based on its subjective evaluation of the individual or business unit performance during the fiscal year. However, any discretionary adjustments would be required to net out to zero. In other words, any such adjustment cannot increase the total earned annual incentive award pool available for payout. In addition, the Committee reserved an additional discretionary award pool of $7.8 million (10% of the total target annual incentive award pool amount, i.e., the total amount that would be paid if all participants received a payout at 100% of target) which, with the Committee's approval, could be used in whole or part to reward exceptional performance at either the business unit or individual level regardless of the performance results against the established financial measures.

        Fiscal 2011 performance targets, actual attainment and corresponding annual incentive award results at the corporate level and for the Transportation Solutions and Network Solutions business units (for Mr. Donahue and Mr. Clarke, respectively) were as follows:

Corporate Level: Messrs. Lynch, Curtin and Scott

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$3.13	$3.12	99.7%	99.2%
Operating Income (20%)	$1,958	$1,950	99.6%	99.0%
Free Cash Flow (20%)	$1,291	$1,445	119.3%	159.7%
OI Margin (20%)	14.2%	13.6%	95.8%	78.6%
Customer Service Metric (20%)*	*	*		84%
Corporate Level Earned Award:				104.1%

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Transportation Solutions: Mr. Donahue

Performance Measure	Target*	Results*	Performance % to Target	Bonus Score
EPS (20%)	$3.13	$3.12	99.7%	99.2%
Business Unit Operating Income (20%)*	*	*	106.4%	132.1%
Business Unit Free Cash Flow (20%)*	*	*	84.6%	68.7%
Business Unit OI Margin (20%)*	*	*	97.7%	88.2%
Customer Service Metric (20%)*	*	*		100%
Transportation Solutions Earned Award:				97.6%

Network Solutions (including Subsea Communications): Mr. Clarke

Performance Measure	Target		Results	Performance % to Target	Bonus Score
EPS (20%)	$3.13		$3.12	99.7%	99.2%
Business Unit Operating Income (20%)	$485-$518		$495.0	100%	100%
Business Unit Free Cash Flow (20%)	$360-$390		$412	105.6%	128.2%
Business Unit OI Margin (20%)	14.1%-14.4%		14.5%	100.7%	107.1%
Customer Service Metric (20%)*		*	*		0%
Network Solutions Earned Award:					86.9%

*
The target performance levels and results for the Transportation Solutions business unit and the Customer Service metrics are confidential information. The company has determined that disclosure of the performance targets and results for a business unit like Transportation Solutions that operates primarily in a singular defined market would result in competitive harm to the company. Likewise, the disclosure of the performance targets and results for the Customer Service metrics for the business units and the overall corporate results would result in competitive harm to the company.

        No adjustments were made to the Network Solutions bonus scores in determining the final annual incentive payout for Mr. Clarke. However, Mr. Clarke's bonus calculation was increased by 25% to recognize his leadership role of the ADC acquisition and business integration process. The bonus score for the Corporate Level was decreased from 104% to 100% to more appropriately reflect the overall business performance of the company, and the 100% score was used in calculating the final annual incentive payout for Messrs. Lynch, Curtin and Scott. The bonus score for the Transportation Solutions business unit was increased from 97.6% to 115% to reflect the business unit's pro-forma results, which adjusted for the negative impact of metals costs absorbed by the business unit on goods ultimately sold to external customers by other company business units. The 115% score was used in calculating Mr. Donahue's final annual incentive payout.

        The company did not utilize any of the $7.8M discretionary pool to increase any employee's annual incentive payout.

        For fiscal 2012, the annual incentive plan target percentages for Messrs. Lynch, Scott and Clarke will remain the same, and the annual incentive plan target percentages for Messrs. Curtin and Donahue have been increased to 90% to better align their incentive targets with competitive market levels.

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options and restricted stock units to deliver competitive compensation that recognizes employees for their contributions to the

38            2012 Annual General Meeting Proxy Statement

company and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should have the ability to deliver compensation at the high end of the market for superior performance and at the low end of the market for weak performance. The company does not have a specific policy for the allocation of long-term equity incentive awards among the different forms of equity, but determines on a year-to-year basis what forms of equity are appropriate in light of the then-current circumstances. However, consistent with its philosophy that a majority of an executive officer's compensation be performance-based, long-term equity incentive awards for executive officers is weighted heavily in the form of stock options and/or some other form of performance-based award.

        In order to facilitate the long-term equity incentive grant process, the Committee has established executive officer equity grant guidelines that provide an equity value range applicable to each executive officer. Under the guidelines, certain executive officers (excluding Mr. Lynch) are grouped together in separate grant ranges based on such factors as market benchmark data, similarity in roles and scope of business and/or an evaluation of the impact of the executive officer's role to the organization in order to promote internal pay equity. The Committee then assigned an equity value range for each executive officer group based on competitive market data applicable for the roles represented within the band. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the Committee may grant award values outside an assigned range to recognize exceptional or below average performance. The guidelines are reviewed annually and adjusted as deemed appropriate by the Committee. For the fiscal 2011 long-term equity incentive grants reflected in the Summary Compensation Table, Messrs. Curtin and Scott were grouped together in the same long-term incentive range reflecting their roles as Executive Vice Presidents of the company; and Messrs. Donahue and Clarke were grouped together with other executives leading large business units. For our named executive officers, the equity value ranges for the fiscal 2011 long-term equity incentive awards were as follows:

  •
  Executive Vice President Range (Curtin/Scott)—$1.5M—$2.0M

  •
  Large Business Unit Leader Range (Donahue/Clarke)—$900K—$1.3M

        To determine the value of each executive officer's long-term equity incentive award in any year, the Committee refers to the equity grant guidelines and also considers the same factors generally considered for other components of total compensation—internal pay equity; individual performance and contributions to strategic initiatives; level of experience; future potential and compensation history. As with the other components of total compensation, Mr. Lynch makes a long-term equity incentive award recommendation for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Mr. Lynch, the Committee reviews the applicable market reference data and competitive compensation analysis performed by its compensation consultant (and any additional input from the consultant), and also conducts an assessment of Mr. Lynch's performance. Based on this information, the Committee develops a recommendation which is then presented to the independent members of the full Board for its consideration.

  Fiscal 2011 Long-Term Incentive Awards

        In the first quarter of fiscal 2011, annual long-term equity incentive awards for fiscal 2011 were granted to executive officers and other employees. (The values of the fiscal 2011 equity awards for the named executive officers are reflected in the Summary Compensation and Grants of Plan-Based Awards Tables.) To support our philosophy that long-term incentive awards be primarily performance-based and be designed to reward the creation of shareholder value, the fiscal 2011 long-term equity

2012 Annual General Meeting Proxy Statement            39

incentive awards for executive officers continued to be made in the form of stock options (70%) and restricted stock unit awards (30%).

        The award values for Messrs. Lynch and Scott were at the same level as fiscal 2010. The annual equity award value for Mr. Curtin was $200,000 greater than the value of his fiscal 2010 award in recognition of his continued superior leadership of the company's financial affairs in fiscal 2010. Mr. Donahue's equity award value was increased by $200,000 over his fiscal 2010 equity award level in recognition of his continued superior leadership of the Automotive group throughout fiscal 2010, and also to recognize his increased responsibilities assumed in fiscal 2010 as head of the new Transportation Solutions business unit. In June 2011, Mr. Donahue received an additional long-term equity incentive award with a value of $200,000 to recognize his increased responsibilities in assuming the role of Chief Operating Officer of the company. The equity award value for Mr. Donahue was consistent with the value for his position based on the peer market data, but was outside of the established equity grant range because of the larger role that he assumed in fiscal 2010 relative to the role that he had when the grant ranges were established. The fiscal 2011 equity grant awarded to Mr. Clarke was $200,000 greater than the value of his fiscal 2010 award, and was outside of his established equity grant range in recognition of his outstanding performance in fiscal 2010, including his leadership role in driving the strategic acquisition of ADC, and also to recognize the increased size of the Network Solutions business unit as a result of the acquisition.

        In establishing the fiscal 2011 long-term equity incentive award value for Mr. Lynch, the Committee considered Mr. Lynch's leadership of the company through an extremely successful year and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

  Fiscal 2012 Long-Term Incentive Awards

        In the first quarter of fiscal 2012, annual long-term equity incentive awards were granted to executive officers and employees for fiscal 2012. (These equity awards are not reflected in the Summary Compensation Table or in the Grant of Plan-Based Awards table because they were granted in fiscal 2012.) As in fiscal 2011, the fiscal 2012 equity incentive awards for executive officers continued to be made in the form of stock options (70%) and restricted stock units (30%). The equity grant ranges established under the equity grant guidelines were adjusted for fiscal 2012 to reflect updated competitive market data. For the fiscal 2012 long-term equity incentive grants, Messrs. Curtin and Donahue were grouped together in the same long-term incentive range and Messrs. Scott and Clarke were grouped together with certain other senior executives. For our named executive officers, the equity value ranges for the fiscal 2012 long-term equity incentive awards were as follows:

  •
  Messrs. Curtin and Donahue—$900K—$2.7M

  •
  Messrs. Clarke and Scott—$500K—$1.5M

        The equity award values approved by the Committee for the named executive officers for fiscal 2012 are as follows:

Mr. Lynch	$7,000,000
Mr. Curtin	$2,100,000
Mr. Donahue	$2,000,000
Mr. Scott	$1,600,000
Mr. Clarke	$1,300,000

40            2012 Annual General Meeting Proxy Statement

        The annual long-term equity award value for Mr. Curtin is $100,000 greater than the value of his fiscal 2011 award in recognition of his continued superior leadership of the company's financial affairs in fiscal 2011, including among other accomplishments, his stewardship role in the acquisition of ADC. Mr. Donahue's equity award value is $200,000 greater than the value of his fiscal 2011 award in recognition of his strong performance in fiscal 2011, including among other accomplishments, his leadership of two of the company's strongest performing businesses (Automotive and Aerospace, Defense and Marine) and the significant improvement in delivery performance throughout Transportation Solutions. Mr. Clarke's equity award value is $100,000 less than his fiscal 2011 equity award value. The award value for Mr. Scott is at the same level as fiscal 2011. While the award value is slightly above the equity grant range, it is in recognition of Mr. Scott's continued strong performance through fiscal 2011, including among other accomplishments his leadership in driving significant company-wide improvements in risk management, social responsibility and the company's intellectual property process.

        The fiscal 2012 long-term equity incentive award value for Mr. Lynch is $300,000 greater than the value of his fiscal 2011 award. In establishing the fiscal 2012 equity award value for Mr. Lynch, the Committee considered Mr. Lynch's continued strong leadership of the company through another successful year in fiscal 2011, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

  Pay Mix

        The company does not maintain a defined policy with respect to the allocation between fixed versus performance-based compensation or annual versus long-term compensation. Our pay mix for each named executive officer is largely driven by our stated philosophy to deliver compensation primarily through performance-based components that align the named executive officers' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review our pay mix in relation to market practices and in relation to our desired objective of providing the majority of our named executive officers' compensation through performance-based components. The following table shows our mix of fixed compensation versus performance-based compensation and annual versus long-term compensation, based on the data reported in the Summary Compensation Table. As indicated by the table below, our actual pay mix is consistent with our objective to deliver the majority of executive compensation through short-term and long-term performance-based incentives.

	Base Salary Rate	Long-Term Incentives	Non-Equity Incentive	Other Compensation
Lynch	10%	72%	13%	5%
Curtin	18%	64%	13%	5%
Donahue*	18%	57%	16%	9%
Scott	20%	60%	15%	5%
Clarke	19%	63%	16%	2%

*
The amounts included in the "Other Compensation" column for Mr. Donahue include his cash perquisite allowance, rental housing payments and company car related expenses, but exclude the value of the other benefits paid on Mr. Donahue's behalf as a result of his assignment in Germany, as described in footnote (a) of the "All Other Compensation" table in the Summary Compensation Table section of this proxy statement.

2012 Annual General Meeting Proxy Statement            41

Risk Profile of Compensation Programs

        The Committee has structured the company's executive compensation programs to provide the appropriate level of incentives that do not encourage our executive officers to take excessive risks in managing their businesses and which emphasize the requirement that these officers' behavior exemplify the company's core values. As discussed above, a majority of our executive officers' compensation is performance-based, consistent with our executive compensation philosophy. Our annual incentive award program is designed to reward annual financial and/or strategic performance in areas considered critical to the short and long-term success of the company, and features a cap (200% of target in fiscal 2011) on the maximum amount that can be earned in any year. In order to provide an adequate balance and avoid excessive risk, the annual incentive program typically incorporates four or five performance metrics that are evaluated in calculating award payouts. Our long-term equity incentive awards are directly aligned with long-term shareholder interests through their link to our stock price and multi-year vesting schedules, and our executive stock ownership guidelines further support a long-term focus by requiring our executives to personally own significant levels of the company's stock. In combination, the Committee believes that the various elements of our executive compensation program tie our executives' compensation opportunities to the company's sustained long-term performance.

        The company conducted a risk assessment of its compensation programs and practices in fiscal 2011 and determined that none of the programs or practices are reasonably likely to have a material adverse effect on the company. To conduct the assessment, the company first conducted an inventory of its executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Each program was evaluated to determine whether the primary components of the program properly balanced compensation opportunities and risk. The company performed the evaluation with the assistance of a compensation risk analysis checklist prepared by the Committee's compensation consultant. Each program was evaluated against the checklist, the results were recorded and risk levels were identified. After the initial evaluation, the assessment team confirmed with the corporate managers responsible for each program (a) the program design and alignment with business unit or overall corporate strategy, (b) the controls in place to mitigate the potential for risk, and (c) the process for review and approval of final plan payouts. The results of the assessment were reviewed by the Committee's compensation consultant and presented to the Committee for approval. After consideration of the assessment results and the preliminary conclusions, the Committee agreed with the company's conclusion that none of its compensation programs and practices in fiscal 2011 were reasonably likely to have a material adverse effect on the company.

  Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and to increase the attractiveness of employment with the company.

        The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible United States employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), in which executive officers may participate.

42            2012 Annual General Meeting Proxy Statement

        Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents the percentage of the employee's compensation, which for purposes of the RSIP, generally includes base salary and annual incentive awards paid to the employee.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table that follows this CD&A. Executive officers are fully vested in company matching contributions upon completion of three years of vesting service under the RSIP and SSRP.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's deferred base salary and annual incentive awards at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits.

        All of the company's U.S. retirement, deferred compensation, incentive and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2011 table that follows this CD&A.

        Mr. Clarke participates in the Tyco Electronics UK Ltd Pension Plan on the same basis as all other eligible Tyco Electronics UK Ltd employees. Projected pension benefits for Mr. Clarke are disclosed in the Pension Benefits for Fiscal 2011 table that follows this CD&A.

  Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees. These arrangements include medical, dental, life insurance and disability coverage and are offered to all eligible U.S. based employees. The various benefit plans are part of our overall total compensation offering and are intended to be competitive with peer companies.

        Outside of the United States, the company provides welfare benefits based on local country practices.

  Perquisites

        The company's perquisite program provides for the payment to U.S. executive officers of a cash allowance equal to an additional ten percent (10%) of base salary, in lieu of perquisites typically provided by other companies. The executive is permitted to apply the allowance as he or she deems appropriate. In addition to the perquisite allowance, the company permits the Chief Executive Officer to use the company aircraft for limited non-company business purposes, as is further described in footnote (a) to the All Other Compensation table on page 48. Other than the items described in this paragraph, there are no other perquisites provided to U.S. executive officers.

2012 Annual General Meeting Proxy Statement            43

        For non-U.S. executives, perquisite benefits are paid to executive officers based on local country practice. (See the Summary Compensation Table that follows this CD&A for more information on the perquisite benefits paid to our non-U.S. named executive officers.)

  Expatriate Assignment Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Donahue received certain benefits as a result of his relocation to and assignment in Germany. The benefits paid to Mr. Donahue are paid under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utility allowance, storage costs and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes that they would have incurred in their home country.

  Change in Control and Termination Payments

        The company maintains the Tyco Electronics Severance Plan for U.S. Officers and Executives ("Severance Plan") and the Tyco Electronics Change in Control Severance Plan for Certain U.S. Officers and Executives ("CIC Plan"). The company believes that the maintenance of severance and change in control benefits is appropriate in order to attract and retain executive talent (given the fact that such benefits are standard benefits provided by peer companies), to avoid costly and potentially protracted separation negotiations, to ensure continuity of management in the event of an actual or threatened change in control and to protect our executive officers' investment in the company. The Committee performed a competitive analysis of both plans when they were adopted in fiscal 2007 and determined that the benefits provided under both plans were standard in the marketplace.

        Under the company's Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death. These severance benefits are conditioned upon the executive officer executing a release (including confidentiality, one year non-competition, two year non-solicitation and non-disparagement covenants) in favor of the company. Under the Severance Plan, an eligible executive will be paid cash severance upon termination of employment equal to: two times base salary plus two times target bonus for the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one times base salary plus one times target bonus for other executive officers. Cash severance payments are made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period. The Severance Plan does not provide any special treatment for outstanding equity awards. The benefits provided under the Severance Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice. "Cause" is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on TE Connectivity and its employees.

        Severance benefits for non-U.S. executives will generally be based on local statutory requirements.

        The company's CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the company or "good reason resignation" that occurs

44            2012 Annual General Meeting Proxy Statement

during a period shortly before and continuing after a change in control (a "qualifying termination") and are conditioned upon the executive officer executing a release (including confidentiality, non-competition, non-solicitation and non-disparagement covenants) in favor of the company. For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, company actions that would cause the executive to violate his or her ethical or professional obligations, relocation to a place of employment greater than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus, a reduction in the aggregate of the executive's benefits or failure by the company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft or other egregious conduct likely to have a materially detrimental impact on TE Connectivity and its employees.

        Under the CIC Plan, an eligible executive will be paid cash severance in the event of a qualifying termination equal to: three times base salary plus three times target bonus for the Chief Executive Officer, two times base salary plus two times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one and one-half times base salary plus one and one-half times target bonus for other Section 16 officers and Band 1 employees. Cash severance payments will be made in the form of a lump sum payment. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period. Outstanding equity awards will become fully vested in the event of a qualifying termination. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up for the imposition of Section 280G or any other taxes. The severance benefits provided under the CIC Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice.

  Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to the company's executive officers, including the named executive officers. Under the plan, the Chief Executive Officer is required to own TE Connectivity common shares in an amount equal to five times base salary, while the direct reports to the Chief Executive Officer are required to own shares in an amount equal to two times base salary. All covered executive officers are required to meet the share ownership requirements within five years of the effective date of the plan (July 9, 2007), or within five years of the officer's date of employment, if later. The following shares count towards the ownership requirements: wholly owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2011 year-end, all of the named executive officers met their stock ownership requirements.

2012 Annual General Meeting Proxy Statement            45

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and in the company's proxy statement for the 2012 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

David P. Steiner, Chair
Robert M. Hernandez
Daniel J. Phelan

December 7, 2011

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

46            2012 Annual General Meeting Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal year ended September 30, 2011 ("fiscal 2011") and, where applicable, the fiscal years ended September 24, 2010 and September 25, 2009. The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compen- sation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(5) ($) (h)	All Other Compen- sation(6) ($) (i)	Total ($) (j)
Thomas J. Lynch	2011	$1,005,769	—	$2,211,339	$4,789,700	$1,250,000	—	$443,238	$9,700,046
Chief Executive Officer	2010	$950,000	—	$2,189,892	$5,066,494	$2,375,000	—	$325,305	$10,906,691
(PEO)	2009	$950,000	—	$1,381,744	$2,927,936	$281,485	—	$344,132	$5,885,297
Terrence R. Curtin	2011	$572,514	—	$660,096	$1,429,646	$436,317	—	$166,911	$3,265,484
EVP & Chief Financial	2010	$505,875	—	$588,186	$1,361,219	$758,812	—	$126,113	$3,340,205
Officer (PFO)	2009	$505,875	—	$319,733	$671,766	$112,418	—	$130,351	$1,740,143
Joseph B. Donahue	2011	$569,362	—	$587,088	$1,273,847	$522,720	$42,131	$1,015,014	$4,010,162
EVP & Chief Operating	2010	$480,136	—	$457,560	$1,058,650	$750,082	$84,660	$915,586	$3,746,674
Officer; President,
Transportation Solutions
Robert A. Scott	2011	$554,784	—	$528,212	$1,143,626	$413,438	—	$155,991	$2,796,051
EVP & General Counsel	2010	$525,000	—	$522,996	$1,209,935	$787,500	—	$131,005	$3,176,436
	2009	$525,000	—	$319,733	$671,766	$116,668	—	$134,080	$1,767,247
Alan C. Clarke(7)	2011	$434,936	—	$462,101	$1,000,616	$357,277	$174,923	$49,566	$2,479,419
President, Network Solutions	2010	$394,988	—	$392,124	$907,366	$592,483	$388,064	$20,601	$2,695,626
	2009	$394,058	—	$239,870	$503,867	$114,020	$8,514	$20,311	$1,280,640

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
This amount represents the grant date fair value of restricted stock units ("RSUs") calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation.

(3)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 22 (Share Plans) to the notes to consolidated financial statements ("Note 22") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(4)
Represents amounts earned under the fiscal 2011 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(5)
Represents the aggregate change in actuarial present value of the accumulated benefits for Messrs. Donahue and Clarke under their frozen pension plans as described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits." Messrs. Lynch, Curtin and Scott do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(6)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites and company match on employee contributions to the employee stock purchase plan, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. Amounts shown for 2009 for Messrs. Curtin and Scott (and total amounts for 2009) have been adjusted from the amounts disclosed in our proxy statement for the 2011 annual general meeting of shareholders to correct immaterial administrative errors made in the calculation of the company contributions to the nonqualified defined contribution plan in 2009. The amounts reflected in the table for perquisites are the company's incremental cost. The company also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table. Amounts for Mr. Lynch for fiscal 2010 and 2009 also reflect adjustments made ($11,007 for 2010 and $10,823 for 2009) for non-business use of the company's aircraft, as described in more detail below in footnote (a) to the All Other Compensation table.

(7)
Mr. Clarke's salary and bonus are paid in Great Britain pounds (GBP). To convert compensation values to USD, the average monthly conversion rates as determined by TE Connectivity finance were used. The following is the conversion rate for the above table: USD 1.6018175:GBP 1.

2012 Annual General Meeting Proxy Statement            47

 All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	All Other Compensation ($)
Thomas J. Lynch	2011	$126,567	—	$141,190	$3,750	$171,731	$443,238
Terrence R. Curtin	2011	$56,279	—	$37,191	—	$73,441	$166,911
Joseph B. Donahue	2011	$870,777	$462	$30,877	—	$112,898	$1,015,014
Robert A. Scott	2011	$54,468	—	$33,138	—	$68,385	$155,991
Alan C. Clarke	2011	$22,644	—	$26,922	—	—	$49,566

(a)
Amounts reflect a cash perquisite allowance under the executive flexible perquisites allowance program which provides executives a cash allowance of 10% of base salary. The amount for Mr. Lynch also includes $27,817 for non-business use of our aircraft. We own an aircraft that we use for business purposes. Mr. Lynch uses the aircraft for business purposes, but occasionally will make a non-business related stop while on a business trip, or will travel on the aircraft to attend meetings of the Thermo Fisher Scientific Inc. board of directors, of which he is a member. The incremental cost to us of Mr. Lynch's non-business use of our aircraft was calculated to include the direct variable costs and the value of the lost corporate tax benefits associated with a non-business related stop and travel on the aircraft to attend Thermo Fisher Scientific Inc. board meetings. The amount for Mr. Donahue, who is an expatriate residing in Germany, also includes benefits payable under our expatriate policy. We maintain an expatriate policy under which employees who are asked to relocate from their home country in connection with their work assignments are reimbursed for certain costs and expenses associated with relocating to, and living in, another country. Mr. Clarke's perquisites include the incremental cost to the company of the lease value of a company car along with associated taxes. In addition, Mr. Clarke was provided with a car allowance and tax preparation.

Amounts greater than $25,000 for Mr. Donahue are:

Benefit Type	Amount
Rent	$58,336
Goods and services allowance	$43,947
Company car related	$25,350

  Amounts less than $25,000 for Mr. Donahue are comprised of home leave costs, dependent education tuition, housing management fees, tax preparation services, utility allowance, storage costs and repatriation costs which totaled $90,926. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Donahue foreign taxes in the amount of $479,944 (net of amounts withheld from his base pay under the tax equalization program) for services performed in Germany in fiscal 2011. The company also provided Mr. Donahue with tax gross-up payments of $141,973 for calendar 2010; gross-up amounts for calendar 2011 are not determined until the end of calendar year 2011. Due to the timing of payments in fiscal 2011, the following range of exchange rates, primarily as determined by TE Connectivity finance, were used to convert amounts reported or paid in euros to U.S. dollars: USD1.32103—USD1.44109:EUR 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs using the closing price on the date of the crediting.

(d)
Represents the company matching contribution made under the TE Connectivity employee stock purchase plan.

48            2012 Annual General Meeting Proxy Statement

(e)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Lynch	2011	$12,250	$159,481
Mr. Curtin	2011	$12,196	$61,245
Mr. Donahue	2011	$23,104	$89,793
Mr. Scott	2011	$11,071	$57,313
Mr. Clarke	2011	—	—

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,390 as a result of a frozen defined benefit plan.

Grants of Plan-Based Awards in Fiscal 2011

        The following table discloses the potential payouts for fiscal 2011 under the company's annual incentive program and actual numbers of stock options and restricted stock unit awards granted during fiscal 2011 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
Name	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch	11/08/2010	$625,000	$1,250,000	$2,500,000	65,560	527,500	33.73	$7,001,039
Terrence R. Curtin	11/08/2010	$218,159	$436,317	$872,634	19,570	157,450	33.73	$2,089,742
Joseph B. Donahue	11/08/2010	$226,875	$453,750	$907,500	15,660	125,950	33.73	$1,671,838
	06/07/2011				1,640	13,650	35.90	$189,097
Robert A. Scott	11/08/2010	$206,719	$413,438	$826,876	15,660	125,950	33.73	$1,671,838
Alan C. Clarke	11/08/2010	$164,455	$328,909	$657,818	13,700	110,200	33.73	$1,462,717

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
This column shows the number of RSUs granted in fiscal 2011 to the named executive officers. The grants vest equally over four years starting on the first anniversary date.

(3)
This column shows the number of stock options granted in fiscal 2011 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(4)
This column shows the full grant date fair value of RSUs and stock options under ASC 718 granted to the named executive officers in fiscal 2011. For additional information on the valuation assumptions, see Note 22 in the 10-K. In determining the number of stock options and RSUs that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price in the month preceding grant as the applicable value. For purposes of the fiscal 2011 equity awards reflected in the table above, the applicable stock value used to determine the number of stock option shares and RSUs awarded to each named executive officer was $30.66 per share for the November grant (which was the average daily closing price for October, the month before the November 8, 2010 grant) and $36.57 for the June grant (Mr. Donahue's grant). The value of the award shown in this column, however, is based on the grant date closing price, $33.73 per share for the November grant and $35.90 per share for the June grant, as applicable.

2012 Annual General Meeting Proxy Statement            49

Outstanding Equity Awards at 2011 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options and unvested RSUs held by the company's named executive officers on September 30, 2011. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option or stock award grant date.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock That Have Not Vested(1)(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)			Grant Date
Thomas J. Lynch	09/27/04	359,007	0	$34.48	09/26/14
	03/10/05	173,015	0	$41.38	03/09/15
	11/22/05	121,111	0	$33.52	11/21/15
	11/21/06	216,269	0	$35.03	11/20/16
	07/02/07	527,750	0	$39.97	07/01/17
	11/18/08	410,075	410,075	$14.56	11/18/18	11/18/08	50,975	$1,434,437
	12/03/09	185,450	556,350	$24.60	11/17/19	12/03/09	69,809	$1,964,425
	11/08/10	0	527,500	$33.73	11/08/20	11/08/10	66,933	$1,883,495
Terrence R. Curtin	03/26/04	14,360	0	$32.13	03/25/14
	03/10/05	21,626	0	$41.38	03/09/15
	11/22/05	17,301	0	$33.52	11/21/15
	11/21/06	47,579	0	$35.03	11/20/16
	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	97,925	97,925	$14.11	11/17/18	11/17/08	12,171	$342,492
	12/03/09	49,825	149,475	$24.60	11/17/19	12/03/09	18,750	$527,625
	11/08/10	0	157,450	$33.73	11/08/20	11/08/10	19,979	$562,209
Joseph B. Donahue	09/26/07	87,950	0	$34.54	09/26/17
	11/17/08	39,788	79,575	$14.11	11/17/18	11/17/08	9,888	$278,248
	12/03/09	38,750	116,250	$24.60	11/17/19	12/03/09	14,585	$410,422
	11/08/10	0	125,950	$33.73	11/08/20	11/08/10	15,988	$449,902
	06/07/11	0	13,650	$35.90	06/07/21	06/07/11	1,649	$46,403
Robert A. Scott	05/03/04	22,387	0	$32.25	05/02/14
	03/10/05	7,462	0	$41.38	03/09/15
	11/22/05	5,795	0	$33.52	11/21/15
	11/21/06	43,253	0	$35.03	11/20/16
	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	32,925	97,925	$14.11	11/17/18	11/17/08	12,171	$342,492
	12/03/09	44,287	132,863	$24.60	11/17/19	12/03/09	16,671	$469,122
	11/08/10	0	125,950	$33.73	11/08/20	11/08/10	15,988	$449,902
Alan C. Clarke	11/21/06	41,522	0	$35.03	11/20/16
	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	0	73,450	$14.11	11/17/18	11/17/08	9,130	$256,918
	12/03/09	0	99,638	$24.60	11/17/19	12/03/09	12,499	$351,722
	11/08/10	0	110,200	$33.73	11/08/20	11/08/10	13,987	$393,594

(1)
Option and stock vesting schedule:

Grant Date	Option Vesting Schedule	Restricted Stock Awards Vesting Schedule
11/17/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/18/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
12/03/09	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/08/10	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
06/07/11	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
(2)
Any dividend equivalents issued on RSUs have been included in the number of units reported.

(3)
Value represents the market value of TE Connectivity common shares (based on the closing price of $28.14 per share on September 30, 2011).

50            2012 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2011

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal 2011 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Thomas J. Lynch	—	—	103,622	$3,438,008
Terrence R. Curtin	—	—	23,757	$779,246
Joseph B. Donahue	39,787	$745,744	19,820	$587,057
Robert A. Scott	65,000	$1,390,915	22,578	$742,371
Alan C. Clarke	106,662	$1,914,243	19,539	$648,001

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs. Any dividend equivalents issued on RSUs that vested during fiscal 2011 have been included in the number of units reported.

(3)
We computed the aggregate dollar amount realized upon vesting by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2011

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal 2011.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan – Part II & AMP Restoration Plan	16.8	$459,071	—
Alan C. Clarke	Tyco Electronics UK Pension Plan	30.2	$2,602,914	—

(1)
Messrs. Lynch, Curtin and Scott do not participate in any pension plan sponsored by TE Connectivity.

(2)
For Mr. Donahue, years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 30, 2011 and is based on a number of assumptions, including:
  •
  For Mr. Donahue, a discount rate of 4.7% was used for the Tyco Electronics Pension Plan – Part II and a discount rate of 3.6% was used for the AMP Restoration Plan. For Mr. Clarke, a discount rate of 5.0% was used for the Tyco Electronics UK Pension Plan;

  •
  Mortality rates based on standard actuarial tables; and

2012 Annual General Meeting Proxy Statement            51

  •
  No retirements prior to normal retirement age or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2011

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal 2011 and balances at fiscal year end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual bonus. We provide matching contributions based on the executive's deferred base salary and bonus, and any salary and bonus actually paid in excess of the Internal Revenue Code Section 401(a)(17) limit ($245,000 in 2011) as follows: $5 for every $1 the executive officer contributes up to the first 1% of the executive officer's eligible pay or, if the executive officer is credited with more than ten years of service, $6 for every $1 the executive officer contributes up to the first 2% of the executive officer's eligible pay or, if the executive officer is credited with more than twenty years of service, $7 for every $1 the executive officer contributes up to the first 3% of the executive officer's eligible pay or, if the executive officer is credited with more than twenty-five years of service, $8 for every $1 the executive officer contributes up to the first 4% of the executive officer's eligible pay or, if the executive officer is credited with more than thirty years of service, $9 for every $1 the executive officer contributes up to the first 5% of the executive officer's eligible pay.

Name	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions(5) ($) (e)	Aggregate Balance at Last FYE(4)(6) ($) (f)
Thomas J. Lynch	$640,106	$159,481	$137,273	—	$2,909,614
Terrence R. Curtin	$402,810	$61,245	$(50,695)	—	$1,750,653
Joseph B. Donahue	$106,326	$89,793	$(17,831)	$17,264	$400,564
Robert A. Scott	$67,268	$57,313	$(12,346)	—	$634,912
Alan C. Clarke	—	—	—	—	—

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation Table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation Table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Scott, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

(5)
Represents a scheduled distribution in accordance with the individual's original distribution election.

(6)
The Aggregate Balance at Last FYE amounts shown for fiscal 2010 in our proxy statement for the 2011 annual general meeting of shareholders were incorrect due to immaterial administrative errors that occurred in the calculation of company contributions for one or more prior years. The

52            2012 Annual General Meeting Proxy Statement

  correct Aggregate Balance at Last FYE for fiscal 2010 for the named executive officers were as follows: Lynch—$1,971,316; Curtin—$1,335,883; Donahue—$239,294; and Scott—$520,021.

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the TE Connectivity Severance Plan for U.S. Officers and Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Elements of Compensation—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's

2012 Annual General Meeting Proxy Statement            53

  long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   approval by the shareholders of the company of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

54            2012 Annual General Meeting Proxy Statement

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(8)
Thomas J. Lynch
Compensation
Severance(1)			$4,500,000	$6,750,000
Short-Term Incentive(2)			$1,250,000	$1,250,000
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$7,538,298	$7,538,298		$7,538,298
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$3,398,862	$5,282,356		$5,282,356
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$22,660	$33,990
Outplacement(6)				$26,000
Terrence R. Curtin
Compensation
Severance(1)			$1,527,110	$2,036,146
Short-Term Incentive(2)			$436,317	$436,317
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,903,029	$1,903,029		$1,903,029
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$870,117	$1,432,326		$1,432,326
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$16,995	$22,660
Outplacement(6)				$9,300
Joseph B. Donahue
Compensation
Severance(1)			$1,588,125	$2,117,500
Short-Term Incentive(2)			$522,720	$522,720
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,527,962	$1,527,962		$1,527,962
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$688,670	$1,184,975		$1,184,975
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$16,995	$22,660
Outplacement(6)				$9,300
Robert A. Scott
Compensation
Severance(1)			$1,447,031	$1,929,375
Short-Term Incentive(2)			$413,438	$413,438
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,844,223	$1,844,223		$1,844,223
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$811,614	$1,261,516		$1,261,516
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$16,995	$22,600
Outplacement(6)				$9,300

2012 Annual General Meeting Proxy Statement            55

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(8)
Alan C. Clarke
Compensation
Severance(1)			$371,077	$371,077
Short-Term Incentive(2)			—	—
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	—	$1,383,222		$1,383,222
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	—	$1,002,234		$1,002,234
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$204	$204
Outplacement(6)			$3,204	$3,204
Automobile(7)			$4,538	$4,538

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Messrs. Curtin, Donahue and Scott—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Messrs. Curtin, Donahue and Scott—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes. Mr. Clarke is not covered by the Severance Plan or CIC Plan; the termination benefits payable are based on local requirements. Mr. Clarke is entitled to a redundancy payment based on local statutory requirements—three weeks of base salary per every year of service as well as a notice pay amount. The total maximum redundancy payment cannot exceed 104 weeks' salary and the notice pay amount cannot exceed twelve weeks' salary. Mr. Clarke currently has 30 years of service with the company; however, only 11 years of service are included in the calculation because of the lump sum settlement Mr. Clarke received in 2000 related to the acquisition of Raychem Corporation by Tyco International in 1999.

(2)
Assumes the effective date of termination is September 30, 2011 and that the pro rata payment under the annual incentive program is equal to 12/12ths of the actual award earned for fiscal 2011.

(3)
Assumes the effective date of termination is September 30, 2011 and the price per TE Connectivity common share on the date of termination equals $28.14. Under Involuntary Termination—Change in Control, all outstanding stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the greater of the period specified in the option agreement or twelve months from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 30, 2011. RSUs and options granted on November 8, 2010 and June 7, 2011 will be forfeited if the retirement date is prior to the achievement of the grants' one-year anniversary date. However, the one-year employment requirement is not applicable in the case of death or permanent disability.

(4)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(5)
Health and welfare benefits continuation is calculated as follows under Involuntary Termination—Not for Cause: Mr. Lynch—24 months, Messrs. Curtin, Donahue and Scott—18 months; and as follows under Involuntary Termination—Change in Control: Mr. Lynch—36 months, Messrs. Curtin, Donahue and Scott—24 months. Annual amount is an approximation based on the fiscal 2011 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage

56            2012 Annual General Meeting Proxy Statement

  in an amount equal to the company's premium or average cost of providing such coverage. Mr. Clarke's health and welfare continuation is calculated at 12 weeks in accordance with the company's local practice.

(6)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage totaling $26,000 for the Chief Executive Officer and provides $9,300 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits. Mr. Clarke's outplacement benefit is determined in accordance with local statutory requirements.

(7)
Mr. Clarke's automobile benefit is based on the notice period in accordance with the company's local practice.

(8)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."

2012 Annual General Meeting Proxy Statement            57

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2011 compensation of each director who is not our salaried employee or an employee of our subsidiaries was set at $215,000 per annum, payable $80,000 in cash and $135,000 in equity value. The chair of the Audit Committee received an additional $25,000 cash retainer and the chairs of the Management Development and Compensation Committee and Nominating, Governance and Compliance Committee received an additional $15,000 cash retainer. The chairman of the Board received an additional retainer fee of $160,000 ($100,000 in cash and $60,000 in equity value). Audit Committee members, including the chair, each received an additional $10,000 in cash compensation. Directors who are employees of us or our subsidiaries do not receive any compensation for their services as directors.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., with the exception of Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Prior to fiscal 2010, all non-employee directors received the equity component of their compensation in the form of DSUs. Due to changes in U.S. tax law, U.S.-based non-employee directors began to receive the equity component of their compensation in the form of common shares commencing in fiscal 2010. (Under the tax law, our U.S.-based non-employee directors can no longer defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs.) Because Dr. Gromer is a German citizen, he continued to receive his equity compensation in the form of DSUs.

        DSUs awarded to Dr. Gromer vested immediately upon grant, and will be paid in common shares within 30 days following termination (subject to the previously-existing option of deferring the payout). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Fiscal 2012 compensation for non-employee directors will be the same as fiscal 2011.

        We reimburse our Board members for expenses incurred in attending Board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 30, 2011.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$90,000	$148,547	$7,649	$246,196
Ram Charan(4)	$40,000	—	$7,649	$47,649
Juergen W. Gromer	$80,000	$148,547	$14,810	$243,357
Robert M. Hernandez	$80,000	$148,547	$17,649	$246,196
Daniel J. Phelan	$80,000	$148,547	$12,649	$241,196
Frederic M. Poses	$195,000	$214,557	$8,567	$418,124
Lawrence S. Smith	$115,000	$148,547	$20,232	$283,779
Paula A. Sneed	$90,000	$148,547	$19,385	$257,932
David P. Steiner	$95,000	$148,547	$7,649	$251,196
John C. Van Scoter	$80,000	$148,547	$6,592	$235,139

(1)
The amounts shown represent the amount of cash compensation earned in fiscal 2011 for Board and committee services. Mr. Poses received additional fees for his work as the Board chair. Mr. Poses, Mr. Smith and Mr. Steiner each received additional fees for their roles as chair of the

58            2012 Annual General Meeting Proxy Statement

  Nominating, Governance and Compliance Committee, the Audit Committee and the Management Development and Compensation Committee, respectively. Mr. Brondeau, Mr. Smith and Ms. Sneed each received for the full year the additional cash retainer for serving on the Audit Committee. The amount for Dr. Gromer reflects the U.S. dollar equivalent for fees earned as Dr. Gromer is paid in euros.

(2)
On November 8, 2010, each director received a grant of 4,404 common shares, except for Dr. Gromer who received his award in the form of DSUs. Mr. Poses received an additional 1,957 shares in equity compensation as chairman. In determining the number of common shares and DSUs to be issued, we used the average daily closing price in the month preceding grant ($30.66 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above, was calculated by using the closing price of the common shares on the date of grant ($33.73 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. As of fiscal 2011 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—11,372; Dr. Charan—11,372; Dr. Gromer—22,078; Mr. Hernandez—11,372; Mr. Phelan—11,372; Mr. Poses—12,747; Mr. Smith—15,219; Ms. Sneed—13,959; Mr. Steiner—11,372; Mr. Van Scoter—6,090.

(3)
Represents the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, and company matching gift contributions made on behalf of certain directors under TE Connectivity's matching gift program.

(4)
Dr. Charan did not receive a fiscal 2011 stock award, and left the Board effective March 9, 2011.

        In connection with their nomination to the Board of Directors, the company entered into board consulting agreements with director nominees Yong Nam and William Jeffrey, effective September 2011 and January 2012, respectively, through the date of the Annual General Meeting, to enable the nominees to attend Board meetings in preparation for their proposed director roles, under which the nominees receive compensation of $20,000 per quarter.

Charitable Contributions

        Our board governance principles require that the Board approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount that is less than one percent of that organization's annual charitable receipts and is less than one percent of TE Connectivity's annual charitable contributions.

        Any matching donation by TE Connectivity to organizations associated with a director is limited to an amount that is no greater than the amount contributed by the director and is required to be made in a manner consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity Political Action Committee. This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

2012 Annual General Meeting Proxy Statement            59

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Frederic Poses, a director and Chairman, is Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. TE Connectivity made $9.37 million in purchases from Ascend during fiscal 2011. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which TE Connectivity made $0.35 million in purchases during fiscal 2011. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

60            2012 Annual General Meeting Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 30, 2011, other than one late Form 4 filing for one officer, James O'Toole, reporting one transaction.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 30, 2011, the Audit Committee of the Board was composed of three directors. Lawrence S. Smith served as chair and Pierre R. Brondeau and Paula A. Sneed served as members of the Committee. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, the Board determined that Mr. Smith and Ms. Sneed are audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2011. The Committee held discussions with management, the internal auditors, the independent auditor and the

2012 Annual General Meeting Proxy Statement            61

Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 30, 2011.

The Audit Committee:

Lawrence S. Smith, Chair
Pierre R. Brondeau
Paula A. Sneed

December 7, 2011

62            2012 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 2—APPROVAL OF ANNUAL REPORT AND FINANCIAL STATEMENTS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011

Agenda Item No. 2.1—Approval of the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011) be approved.

Explanation

        Our 2011 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 30, 2011 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 30, 2011 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business, organization and strategy. Copies of our 2011 Annual Report and this proxy statement are available on the Internet at http://www.te.com/2012AnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 2.2 and No. 2.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.1.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011 be approved.

Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 30, 2011 are contained in our 2011 Annual Report, which accompanies this proxy statement. Our 2011 Annual

2012 Annual General Meeting Proxy Statement            63

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 30, 2011 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.2.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 30, 2011 are contained in our 2011 Annual Report, which accompanies this proxy statement. Our 2011 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of

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America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 3—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2011

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executives of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2011.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2011. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 30, 2011 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 4—ELECTION OF AUDITORS

Agenda Item No. 4.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2012

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2012.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2012.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 30, 2011 and September 24, 2010 are set forth below. The aggregate fees included in the audit fees category are fees paid or accrued for the fiscal years for the services described below. The aggregate fees included in each of the other categories are fees billed in the fiscal years or expected to be billed with respect to the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2011 and 2010 Fees

	Fiscal Year 2011	Fiscal Year 2010
Audit Fees	$16,062,000	$16,050,000
Audit-Related Fees	580,000	—
Tax Fees	631,000	493,000
All Other Fees	154,000	2,000

Total	$17,427,000	$16,545,000

        Audit fees for the fiscal years ended September 30, 2011 and September 24, 2010 were for professional services rendered for the year-end audits of the consolidated financial statements of the company, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, comfort letters and statutory and regulatory filings in foreign jurisdictions. Audit fees for the fiscal year ended September 30, 2011 also included fees for statutory audits related to ADC entities.

        Audit-related fees for the fiscal year ended September 30, 2011 were primarily related to audits of carve-out financial statements of certain businesses that have been divested or were being considered for divestiture and other attest services.

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        Tax fees for the fiscal years ended September 30, 2011 and September 24, 2010 were primarily for tax compliance services. Tax fees for the fiscal year ended September 30, 2011 also included tax consulting and planning fees notably related to ADC entities.

        Other fees for the fiscal year ended September 30, 2011 were for subscriptions and miscellaneous advisory services. Other fees for the fiscal year ended September 24, 2010 were for subscriptions.

        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.1. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that

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Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 4.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.2. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 5—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Fiscal 2011 Summary Compensation Table and related tables and disclosure.

Explanation

        Our Board of Directors recognizes the interest our investors have in the compensation of our executives. In recognition of that interest and as required by the Dodd-Frank Act, we are providing our shareholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (also referred to as "say-on-pay").

        As described in our CD&A, we have adopted an executive compensation philosophy designed to deliver competitive total compensation, upon the achievement of financial and/or strategic performance objectives, which will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee has established a disciplined process for the adoption of executive compensation programs and individual executive officer pay actions that includes the analysis of competitive market data, a review of each executive officer's role and performance assessment, and consultation with the Committee's independent compensation consultant. Since 2007, the year in which TE Connectivity became a public company, the Committee has followed this process to align executive compensation programs and individual pay actions with the company's executive compensation philosophy. Among the program features incorporated by the Committee (or Board of Directors) since 2007 to align with the executive compensation philosophy are the following:

  •
  70% of the value of each executive officer's annual long-term incentive awards is in the form of stock options to drive long-term performance and alignment with shareholder interests;

  •
  Equity awards (both stock options and restricted stock units) incorporate a four-year vesting period to further emphasize long-term performance and executive officer commitment;

  •
  Our annual incentive plan incorporates at least four financial and/or strategic performance metrics in order to properly balance risk with the incentives to drive our key annual financial and/or strategic initiatives; in addition, the annual incentive program incorporates a 200% maximum payout to further manage risk and the possibility of excessive payments;

  •
  The company implemented a robust compensation risk assessment process, as described in the CD&A, and has determined that our incentive compensation programs are not reasonably likely to create a material risk to the company;

  •
  The Committee adopted an executive share ownership and retention plan which, along with the design of the long-term incentive awards, drives long-term executive stock ownership; and

  •
  The Board adopted a Change in Control Severance Plan that only pays upon a change-in-control termination (i.e., a "double trigger") and does not permit the payment of any gross-up amounts.

        One of the core tenets of our executive compensation philosophy is our emphasis on performance pay. The Pay Mix chart in the CD&A demonstrates that in fiscal 2011 a large portion of our named executive officers' compensation (ranging from 73% to 85%) is delivered in the form of annual and long-term incentives. This is further demonstrated in the historic pay levels since 2007 in that pay levels have been relatively low in fiscal years in which the company has not met its target performance

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measures (such as in fiscal 2009) and pay levels have been relatively high in years in which company performance has been strong (such as in fiscal 2010). This track record reflects the performance-driven design of our executive compensation programs and is wholly consistent with our executive compensation philosophy.

        The Committee believes that our executive compensation programs, executive officer pay levels and individual pay actions approved for our executive officers, including our named executive officers, are directly aligned with our executive compensation philosophy, fully support its goals and provide an appropriate balance between risk and incentives. (Shareholders are urged to read the CD&A section of this proxy statement, which discusses in greater detail how our compensation policies and procedures implement our executive compensation philosophy.) We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2012 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2011 Summary Compensation Table and the other related tables and disclosure.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for advisory (non-binding) approval of Agenda Item No. 5. The vote is advisory, and therefore not binding on the company, the MDCC or our Board. Our Board and our MDCC value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the MDCC will evaluate whether any actions are necessary to address those concerns.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5. Proxies will be so voted unless shareholders specify otherwise in their proxies.

2012 Annual General Meeting Proxy Statement            71

AGENDA ITEM NO. 6—APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
AVAILABLE FOR AWARDS UNDER THE TE CONNECTIVITY LTD. 2007 STOCK AND
INCENTIVE PLAN

        The Board of Directors and company management are requesting that shareholders approve an increase of 20,000,000 shares to the number of shares reserved for issuance of awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan (the "SIP" or the "Plan").

Background

        The SIP governs the award and payment of cash and equity awards to company employees and non-employee directors. The SIP was initially approved by the company's Board of Directors and by Tyco International Ltd., as our former sole shareholder, on June 4, 2007, prior to our separation from Tyco International on June 29, 2007. The SIP, as amended and restated, was approved by our shareholders on June 22, 2009 to ensure that certain payments made under the SIP would continue to qualify as "performance-based" compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). On March 10, 2010, our shareholders approved an increase in the number of shares available for awards under the Plan by 15,000,000.

Discussion of the Purposes of this Agenda Item

        The Board of Directors and company management are requesting that shareholders approve an increase of 20,000,000 shares to the number of shares reserved for issuance of awards under the SIP. The maximum number of common shares originally reserved for the issuance of awards under the SIP was 24,843,452, five percent (5%) of the outstanding common shares of the company on June 29, 2007, the original effective date of the SIP. This number was increased by 15,000,000 upon approval of our shareholders on March 10, 2010. As of November 30, 2011, approximately 6 million shares remain available for issuance under the SIP. Management and the Board have determined that, given current annual grant practices and the current market value of the company's shares, the company needs to seek shareholder approval to increase the authorized number of shares under the SIP at this Annual General Meeting.

        We are a global company that operates in all of the major markets in the world. As such, we recruit and compete for talent on a global basis, and as discussed in the CD&A, our main competitors for talent are the companies listed in our primary and secondary peer groups. We believe that in order to successfully compete with our peer companies for top talent, we need to provide our employees with competitive compensation consisting of both short- and long-term cash and equity incentives, consistent with the practices of our peers. The Board and management believe that the issuance of equity incentive awards promotes the growth and success of our business by aligning the interests of employees with those of our shareholders, and provides our employees an opportunity to participate in our growth and financial success. In order to issue competitive equity incentive awards to our employees, we need to have a sufficient pool of shares available, and therefore we are requesting that shareholders approve an increase of 20,000,000 shares to the number of shares reserved for issuance under the SIP. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next three years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the original authorization. If the request for additional shares is approved, we will have enough shares to make competitive equity awards in fiscal year 2013 and beyond. Otherwise, we will need to adopt other non-equity compensation programs in order to maintain competitive pay levels.

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Material Terms of the SIP

        A summary of the material features of the SIP is set forth below. This summary is qualified in its entirety by reference to the complete text of the SIP (as proposed to be amended and restated upon approval by shareholders of this agenda item), which is attached as Appendix A to this proxy statement.

        Purpose.    The Plan is intended to make available incentives that aid us to attract, recruit and retain directors and employees, by providing performance-related incentives and an opportunity to participate in the company's growth and financial success, and to align the financial interests of directors and employees with that of our other shareholders.

        Plan Administration.    The Plan is administered by the Management Development and Compensation Committee. The Committee, or to the extent required by applicable law, the Board of Directors, has broad discretion and authority under the Plan to:

  •
  interpret and administer the Plan;

  •
  select employees to receive awards, determine the form of an award, the number of common shares subject to an award and the terms and conditions of each award;

  •
  waive or amend any terms, conditions, restrictions or limitations on an award, except that the Plan's prohibition on the repricing of stock options and stock appreciation rights cannot be waived; and

  •
  delegate its duties and appoint agents to help administer the Plan.

        Eligibility.    In general, each of our employees, non-employee directors and grantees of an acquired company is eligible to receive awards under the Plan. For fiscal year 2012, approximately 1,500 employees received annual equity awards in the form of stock options and/or restricted stock units. Each non-employee director also received an award of fully-vested stock or deferred stock units as part of his/her fiscal year 2012 annual retainer. The persons who are eligible to receive annual performance bonuses pursuant to the SIP are certain employees and non-employee directors designated by the Committee and who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act. The persons who are eligible to receive long-term performance awards pursuant to the SIP are certain employees and non-employee directors designated by the Committee. Subject to annual individual limits set forth in the Plan, the number of future awards that may be granted to any one individual or category of individuals is not presently determinable.

        Shares Subject to the Plan; Additional Share Authorization.    The total number of shares that presently may be issued to participants under the Plan is 5% of the company's shares outstanding as of the original effective date of the Plan (24,843,452 shares), subject to adjustments as provided under the terms of the Plan, plus the 15,000,000 shares approved by our shareholders on March 10, 2010. As of November 30, 2011, approximately 6 million shares remain available for issuance under the Plan. We are requesting that shareholders approve an increase of 20,000,000 shares to the number of shares reserved for issuance under the SIP. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next three years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the original authorization. When common shares are issued pursuant to a grant of restricted stock, restricted stock units, deferred stock units, performance units or as payment of an annual performance bonus or other stock-based award, the total number of common shares remaining available for grant will be decreased by a margin of 1.8 per common share issued. In determining the number of shares that remain available under the Plan, the following do not count against the Plan's share limit: (a) shares related to awards paid in cash; (b) shares related to awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of shares; (c) any shares

2012 Annual General Meeting Proxy Statement            73

issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of an acquired company by us or a combination of our company with another company; and (d) any shares of restricted stock that are returned to us upon a participant's termination of employment.

        Stock Options and Stock Appreciation Rights.    Stock options awarded under the Plan may be in the form of nonqualified stock options or incentive stock options or a combination of the two. Stock appreciation rights may be awarded either alone or in tandem with stock options. Stock appreciation rights will be paid in cash or common shares or a combination of cash and common shares, as determined by the Committee. Unless determined otherwise by the Committee or as required by law, stock options and stock appreciation rights granted under the Plan are subject to the following terms and conditions:

  •
  Exercise Price.  The Committee will set the exercise price at the time of grant, which will be no less than the fair market value of a common share as of the date of grant.

  •
  No Repricing.  The exercise price of a stock option may not be decreased after the date of grant, other than in connection with permitted Plan adjustments, nor may stock options be cancelled for cash or otherwise be replaced by new stock option grants having a lower exercise price, unless approved by our shareholders.

  •
  Vesting.  Stock options and stock appreciation rights will vest at such time and in the manner as determined at the time of grant by the Committee. Stock options and stock appreciation rights (i) will immediately vest in full upon the death or disability of a participant, or upon a change in control that results in a termination without cause or resignation for good reason and (ii) will vest on a pro rata basis upon a participant's retirement (which is defined as the attainment of age 55 and completion of five years of service).

  •
  Post-Termination Exercise.  Unless the Committee provides otherwise, stock options, stock appreciation rights and long-term performance awards that have not vested as of the date of a participant's termination of employment will be forfeited, except in the case of death, disability, change in control termination or retirement, as described above. Subject to the term of the award, any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of three years after termination of employment because of retirement, death or disability, and any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of 90 days after termination for any other reason except for a termination of employment for cause.

        Performance-Based Awards.    The Plan provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. It is intended that annual performance bonuses and long-term performance awards will qualify as "performance-based" compensation for purposes of Section 162(m). The Committee, in its discretion, will fix the amount, terms and conditions of annual performance bonuses and long-term performance awards, subject to the following:

  •
  Performance Cycles.  Annual performance bonuses will be awarded in connection with a 12-month performance cycle, which will coincide with our fiscal year. Long-term performance awards will be awarded in connection with a performance cycle that will not be shorter than 12 months or longer than five years. The annual performance bonus amount and the number of shares or units that are earned will be determined by the level of performance attained in relation to the applicable performance measures, as certified by the Committee following completion of the performance period.

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  •
  Target Awards and Award Criteria.  The Committee typically will set a target amount or target number of shares or units for each participant receiving an annual performance bonus or long-term performance award within 90 days after the start of a performance cycle. At that time, the Committee will also establish criteria for these awards, including the minimum level of performance that must be attained before any annual performance bonuses and long-term performance award will be paid or vest and the annual performance bonus amounts and the number of shares or units that will become payable upon attainment of various levels of performance. Financial performance measures may take into account such adjustments as the Committee may specify, which need not be consistent with accounting standards applicable to our financial statements.

        Restricted Stock, Restricted Stock Units and Deferred Stock Units.    Restricted stock, restricted stock units and deferred stock units may be awarded under the Plan to any employee selected by the Committee. Restricted stock units and deferred stock units may be settled in shares or cash. The Committee has the discretion to fix the terms and conditions applicable to awards of restricted stock, restricted stock units and deferred stock units, subject to the following:

  •
  Vesting.  Unless the award certificate provides otherwise, any restrictions on restricted stock, restricted stock units or deferred stock units will lapse in equal annual installments over a four-year period after the date of grant. In no event will the vesting period applicable to a restricted stock, restricted stock unit or deferred stock unit award be less than three years (on either a cliff or graded vesting basis), except that the Committee may grant up to 10% of the shares authorized for issuance with vesting periods less than three years under such circumstances as it deems appropriate.

  •
  Acceleration of Vesting.  Any restrictions on restricted stock, restricted stock units or deferred stock units that have not lapsed or been satisfied on the date of a participant's termination of employment will immediately lapse in part upon retirement, and will lapse in full upon death, disability or a change in control termination. Upon a termination of employment for any other reason, any unvested restricted stock units, deferred stock units or shares of restricted stock will be forfeited, unless otherwise provided by the Committee.

  •
  Dividends and Dividend Equivalents.  At the discretion of the Committee, dividends or distributions paid on shares may be paid immediately or withheld and deferred in the participant's account. In the event of a payment of dividends or distributions on common shares, the Committee may credit restricted stock units and deferred stock units with dividend equivalents, which may be distributed immediately or withheld and deferred in the participant's account or credited in the form of additional share units.

        Director Awards.    The Committee may grant fully vested shares of company stock and/or deferred stock units to each director in such an amount as the Board of Directors, in its discretion, may approve in advance. Each such deferred stock unit will vest as determined by the Committee and will be paid in common shares within 30 days following the director's termination of Board service. In addition, the Committee may grant stock options, stock appreciation rights and other stock-based awards to directors.

        Substitute Awards.    The Committee may make awards to grantees of an acquired company through the assumption of, or in substitution for, outstanding stock-based awards previously granted to the grantees. The assumed or substituted awards will be subject to the terms and conditions of the original awards made by the acquired company, with any adjustments that the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the acquired company.

        Performance Goals.    The SIP provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term

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performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. These performance-based awards are designed to satisfy the requirements of deductibility under Section 162(m) and are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes. Stock options and stock appreciation rights may be awarded under the SIP with an exercise price at the time of grant of no less than the fair market value of a common share. Accordingly, these options and stock appreciation rights can qualify as performance-based compensation under Section 162(m).

        In order to meet the requirement of deductibility under Section 162(m), the goals must be based on one or more of the following criteria set forth in the SIP:

  •
  Net operating profit after taxes;

  •
  Net operating profit after taxes, per share;

  •
  Return on invested capital;

  •
  Return on assets or net assets;

  •
  Total shareholder return;

  •
  Relative total shareholder return (as compared with a peer group of the company);

  •
  Earnings before income taxes;

  •
  Earnings per share;

  •
  Net income;

  •
  Free cash flow;

  •
  Free cash flow per share;

  •
  Revenue (or any component thereof); or

  •
  Revenue growth.

        Maximum Performance Based Compensation.    The SIP is administered by the Management Development and Compensation Committee of the Board, which consists solely of two or more "outside directors" within the meaning of Section 162(m). The Committee has the sole authority to select employees to receive awards, determine the form of an award, the number of common shares subject to an award, and the terms and conditions of each award. However, no employee will be entitled to receive an annual performance bonus or long-term performance award under the SIP that is in excess of $10,000,000 for any performance cycle of 12 months. In addition, no employee may be granted more than six million shares over any calendar year pursuant to awards of stock options, stock appreciation rights, and performance-based restricted stock and restricted stock units, except that an incentive award of no more than ten million shares may be made pursuant to stock options, stock appreciation rights, and performance-based restricted stock and restricted stock units to any person who has been hired within the calendar year as a key employee (as defined in Section 162(m)). If a performance cycle is longer than 12 months, the maximum amount that may be paid under the SIP will be adjusted proportionately.

        Change in Control.    If there is a change in control that results in a participant's involuntary termination of employment (as described in the Plan), then all outstanding stock options and stock appreciation rights will become exercisable, all conditions applicable to outstanding restricted stock, restricted stock units and other stock-based awards (other than long-term performance awards) and deferred stock units will be waived, and each participant who has been granted an annual performance bonus or long-term performance award that is outstanding as of the date of the involuntary termination

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will be deemed to have achieved a level of performance that would cause all (100%) of the participant's target amounts to become payable and all restrictions applicable to the participant's restricted stock units and shares of restricted stock to lapse. Unless otherwise determined by the Committee, in its discretion, if awards payable in shares of company stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the change in control, then such awards will become fully vested immediately prior to the change in control and each such award that is a stock option will be paid out in cash (in an amount equal to the excess of the fair market value of the underlying shares over the exercise price of the option).

        Clawback.    The Committee has the authority under the Plan to establish any other terms and conditions applicable to awards (including the mandatory return of all or any portion of the value previously realized by a participant upon the vesting or exercise of an award) as are deemed necessary and/or appropriate to recover amounts mistakenly paid to participants (as a result of incorrect financial data or otherwise), including provisions intended to comply with applicable rules adopted or to be adopted by the SEC, the NYSE or any other governmental agency or stock exchange having the authority to establish rules affecting the payment of compensation under this Plan. Consequently, as described in the CD&A, all executive officer fiscal 2011 incentive award agreements included a provision indicating that such awards are subject to clawback based on SEC rules and/or the Committee's determination that the incentive compensation awards were based on erroneous financial information.

        Non-transferability of Awards.    Awards under the Plan will not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except transfer by will or by the laws of descent or distribution. However, the Committee may, in its discretion, permit a participant to transfer awards (e.g., to family members or trusts for family members) subject to such conditions as the Committee may establish.

        Adjustments.    In the event of a change in the number of outstanding common shares by reason of a stock split, reverse stock split, dividend or other distribution, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Amendment and Termination.    The Plan may be amended or terminated by our Board of Directors at any time without shareholder approval, except that any material revision to the terms of the Plan requires shareholder approval before it can be effective. A revision is "material" for this purpose if it materially increases the number of common shares that may be issued under the Plan (other than an increase pursuant to an "adjustment" as described above), materially expands the types of awards available under the Plan, materially expands the class of persons eligible to receive awards, materially extends the term of the Plan, materially decreases the exercise price at which stock options or stock appreciation rights may be granted, reduces the exercise price of outstanding stock options or stock appreciation rights, or results in the replacement of outstanding stock options or stock appreciation rights with awards that have a lower exercise price. The Board of Directors may, without shareholder approval, amend the Plan to increase the maximum value of deferred stock units that may be granted to a director in any fiscal year and the maximum number of common shares that may be granted to a director in any fiscal year pursuant to awards of stock options, stock appreciation rights and other stock-based awards. If not earlier terminated, the Plan will terminate on June 3, 2017. No awards may be granted under the Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

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Summary of Federal Income Tax Consequences of Awards

        The following is a brief summary of the material United States federal income tax consequences of the grant, exercise and disposition of stock options, stock appreciation rights, restricted stock, performance units, restricted stock units and deferred stock units under the SIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Because the federal income tax rules governing awards and related payments are complex, subject to frequent change, and depend on individual circumstances, participants should consult their tax advisors before exercising options or other awards or disposing of stock acquired pursuant to awards. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to deferred compensation. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

        Nonqualified Stock Options and Stock Appreciation Rights.    A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will the company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the cash received or, if the stock appreciation right is paid in common shares, the fair market value of the common shares received as of the date of exercise. Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant's subsequent disposition of the common shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary income the participant recognized with respect to the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year following exercise.

        Incentive Stock Options.    Incentive stock options, or ISOs, are intended to qualify for treatment under Section 422 of the Code. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the common shares on the date of exercise over the exercise price paid will be a preference item that could create a liability under the alternative minimum tax. If a participant disposes of the common shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the "holding period"), the gain, if any, will be long-term capital gain subject to the applicable tax rates. If the participant disposes of the common shares prior to the end of the holding period, the participant will recognize ordinary income in the year of the disposition equal to the excess of the lesser of (i) the fair market value of the common shares on the date of exercise or (ii) the amount received for the common shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss, depending on how long the common shares were held by the participant prior to disposition. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares. We are not entitled to a deduction as a result of the grant or exercise of an ISO unless a participant recognizes ordinary income as a result of a disposition, in which case we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

        Restricted Stock.    With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally

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recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service ("IRS") within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common shares on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

        Performance Units, Restricted Stock Units and Deferred Stock Units.    Except as otherwise described in the following paragraph, the grant of a performance unit, restricted stock unit or deferred stock unit will create no income tax consequences to the company or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

        Section 457A of the Code.    Section 457A was added to the Code in 2008 and generally subjects compensation that is deferred under a plan sponsored by a "nonqualified entity" to taxation in the year in which the compensation is no longer subject to a substantial risk of forfeiture. Section 457A is generally applicable to compensation payable for services rendered on and after January 1, 2009. Based on Section 457A and guidance published by the IRS, it is possible that certain awards that can be granted under the SIP for services rendered on and after January 1, 2009 may be subject to immediate taxation upon grant.

        Additional Taxes Under Section 409A of the Code.    If an award under the SIP is neither exempt from nor compliant with the requirements of Section 409A of the Code, then the participant may be subject to additional taxes under such section. Section 409A of the Code imposes additional taxes equal to 20% of the compensation required to be included in gross income by reason of a failure to comply with such section, if applicable, plus interest thereon had such deferred compensation been includable in gross income in the year in which it was first deferred or is no longer subject to a substantial risk of forfeiture, if later.

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Equity Compensation Plan Information

        The following table provides information as of September 30, 2011 with respect to TE Connectivity's common shares issuable under its equity compensation plans or equity compensation plans of Tyco International prior to the separation:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(4)
Equity compensation plans approved by security holders:
2007 Stock and Incentive Plan(1)	17,076,246	$27.45	11,306,592
Equity compensation plans not approved by security holders:
Equity awards under Tyco International Ltd. 2004 Stock and Incentive Plan and other equity incentive plans(2)	7,924,044	35.21	—
Equity awards under ADC Plans(3)	2,098,651	47.27	3,756,904

Total	27,098,941		15,063,496

(1)
The TE Connectivity Ltd. 2007 Stock and Incentive Plan provides for the award of share options, stock appreciation rights, annual performance bonuses, long-term performance awards, restricted stock units, deferred stock units, restricted shares, promissory shares and other share-based awards (collectively, "Awards") to Board members, officers and non-officer employees. The Plan presently provides for a maximum of 39,843,452 common shares to be issued as Awards, subject to adjustment as provided under the terms of the Plan.

(2)
Includes common shares that may be issued by TE Connectivity pursuant to the Separation and Distribution Agreement among TE Connectivity, Tyco International and Covidien plc under equity awards, including share options, restricted shares, restricted stock units and deferred stock units, granted to current and former employees and directors of Tyco International and its subsidiaries, which may include individuals currently or formerly employed by or serving with TE Connectivity, Tyco International or Covidien subsequent to the separation. See Note 22 in the Form 10-K for additional information regarding these outstanding awards.

(3)
In connection with the acquisition of ADC in December 2010, we assumed equity awards issued under plans sponsored by ADC and the remaining pool of shares available for grant under the ADC 2010 Global Stock Incentive Plan (collectively, the "ADC Plans"). See Note 22 in the Form 10-K for additional information on the assumption of ADC equity awards and the conversion of those awards into TE Connectivity awards. Subsequent to the acquisition, we registered 6,764,455 shares related to the ADC Plans via Registration Statements on Forms S-3 and S-8. Shares available represents the number of shares available for issuance under future awards from the ADC Plans, which are now available for issuance of TE Connectivity common shares; provided, however, that such future awards may only be made to employees of TE Connectivity who were employees of ADC at the date of the acquisition or who became employees of TE Connectivity after the date of the acquisition, thereby materially limiting the company's

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  ability to utilize shares available under the ADC Plans to a small proportion of the employee base to whom TE Connectivity typically grants equity awards.

(4)
The Plan applies a weighting factor of 1.8 to outstanding non-vested restricted shares, restricted stock units, deferred stock units and performance units. The ADC Plans apply a weighting factor of 1.21 to outstanding non-vested restricted shares, restricted stock units, deferred stock units and performance units. The remaining shares issuable under both the Plan and the ADC Plans are increased by forfeitures and cancellations, among other factors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast on this agenda item, provided that the total votes cast represent over 50% of the voting power of the total outstanding registered shares with voting rights, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 7—APPROVAL OF REDUCTION OF SHARE CAPITAL
FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that 23,988,560 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 25, 2010 and ending December 30, 2011 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 32,864,327.20 to CHF 601,556,209.88. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during the second, third and fourth fiscal quarters of 2011 and the first fiscal quarter of 2012 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2012.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 7, 2012 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 634,420,537.08 shall be reduced by the amount of CHF 32,864,327.20 to CHF 601,556,209.88 by cancelling 23,988,560 registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 7, 2012 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and

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  3.
  the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version†
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 634,420,537.08. It is divided into 463,080,684 registered shares with a par value of CHF 1.37 each.	[1]The Company's share capital is CHF 601,556,209.88. It is divided into 439,092,124 registered shares with a par value of CHF 1.37 each.
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 317,210,268.54 through the issuance of up to 231,540,342 fully paid up registered shares with a par value of CHF 1.37 each.
[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 300,778,104.94 through the issuance of up to 219,546,062 fully paid up registered shares with a par value of CHF 1.37 each.
Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 317,210,268.54 through the issue of a maximum of 231,540,342 registered shares, payable in full, with a par value of CHF 1.37 each [rest of paragraph unchanged]
[1]The share capital of the Company shall be increased by an amount not exceeding CHF 300,778,104.94 through the issue of a maximum of 219,546,062 registered shares, payable in full, with a par value of CHF 1.37 each [rest of paragraph unchanged]

†
Assumes that the amendments to our articles set forth in this agenda item occur prior to amendments to our articles of association set forth in Agenda Item No. 9 (approval of a distribution to shareholders in the form of a capital reduction).

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 8—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000. The shares bought back under this authorization by TE Connectivity Ltd. are to be cancelled definitively and, accordingly, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2013 annual general meeting of shareholders for cancellation and a share capital reduction (amendment to articles of association) shares purchased under this authorization through the fiscal quarter ending December 28, 2012 and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion would be submitted to shareholders for cancellation at subsequent annual general meetings, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in September 2011 that the Board of Directors had approved an additional USD 1,500,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would be excluded from this shareholder authorization and would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of the shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000, (2) the shares bought back by TE Connectivity Ltd. under this authorization are to be cancelled definitively and, accordingly, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (3) the legal reserves for treasury shares may be created by reclassifying legal reserves from capital contributions, and (4) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so repurchased) shall be submitted for approval to the annual general meeting of shareholders held in 2013 and, if necessary, the annual general meeting of shareholders held in future years, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

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Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 8.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 9—APPROVAL OF A DISTRIBUTION TO
SHAREHOLDERS IN THE FORM OF A CAPITAL REDUCTION

        By resolutions adopted on December 7, 2011, our Board of Directors declared it advisable to make a distribution to shareholders in the form of a capital reduction in a Swiss franc amount equal to US$ 0.84 per issued share (including treasury shares) to be calculated as described in the resolution below, such distribution to be paid on the dates designated below in four equal quarterly installments of US$ 0.21 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2012 and ending in the second fiscal quarter of 2013.

        Our Board of Directors directed that this motion be submitted for consideration by our shareholders at the Annual General Meeting.

Background

        Under Swiss law, we are required to obtain shareholder approval before paying any dividends or distributions. To that end, you are being asked to vote on a distribution to shareholders in the form of a capital reduction as put forward in the motion of our Board of Directors. This is essentially the same as a dividend, but is being structured as a capital reduction (that is, a reduction in the par value of our shares) so that the distribution can be made to you free of Swiss withholding tax while we address certain administrative impacts of recent Swiss tax law changes related to the balance sheet classification of eligible reserves as either free reserves (contributed surplus) or legal reserves (reserves from capital contributions).

        We are seeking your approval of a capital reduction of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid to shareholders of record on the dates designated below in four equal quarterly installments of US$ 0.21 per share (the "Distribution"), in accordance with the exchange ratio of Swiss francs ("CHF") per one U.S. dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Annual General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the capital reduction, we will (1) multiply US$ 0.84 by the Rate, (2) round the resulting CHF amount up to the nearest 0.04 multiple of a Swiss franc (the "Capital Reduction") and (3) divide the Capital Reduction by four, which result we refer to as the "Installment." To convert the Capital Reduction to the USD amount that shareholders of record will receive in four equal quarterly installments, each Installment will be converted from Swiss francs to U.S. dollars by (1) dividing the Installment by the Rate, and (2) rounding this result down to the nearest US$ 0.01. The first installment of the Capital Reduction ($ 0.21 in USD) will be paid on June 15, 2012 to shareholders of record at the close of business on June 1, 2012 (the date of expected registration of the first partial Capital Reduction in the competent Swiss commercial register). The second installment of the Capital Reduction ($ 0.21 in USD) will be paid on September 14, 2012 to shareholders of record at the close of business on August 31, 2012 (the date of expected registration of the second partial Capital Reduction in the competent Swiss commercial register). The third installment of the Capital Reduction ($ 0.21 in USD) will be paid on December 14, 2012 to shareholders of record at the close of business on November 30, 2012 (the date of expected registration of the third partial Capital Reduction in the competent Swiss commercial register). The fourth installment of the Capital Reduction ($ 0.21 in USD) will be paid on March 15, 2013 to shareholders of record at the close of business on March 1, 2013 (the date of expected registration of the fourth partial Capital Reduction in the competent Swiss commercial register).

        If the Capital Reduction is approved by shareholders at the Annual General Meeting, in accordance with the resolution below, the par value of shares issued out of conditional share capital or authorized share capital between the date of approval and registration of the first partial Capital Reduction, which will have been issued at a par value equal to CHF 1.37, will be reduced by the

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amount equal to one Installment per partial Capital Reduction upon registration of the first, second, third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the first partial Capital Reduction and registration of the second partial Capital Reduction, which will have been issued at a par value equal to CHF 1.37 minus the amount equal to one Installment, will be reduced by the amount equal to one Installment per partial Capital Reduction upon registration of the second, third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the second partial Capital Reduction and registration of the third partial Capital Reduction, which will have been issued at a par value equal to CHF 1.37 minus the amount equal to two Installments, will be reduced by the amount equal to one Installment per partial Capital Reduction upon registration of the third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the third partial Capital Reduction and registration of the fourth partial Capital Reduction, which will have been issued at a par value equal to CHF 1.37 minus the amount equal to three Installments, will be reduced by the amount equal to one Installment upon registration of the fourth partial Capital Reduction.

        It is a condition to each partial Capital Reduction that PricewaterhouseCoopers AG, the Company's special auditor, deliver a report in accordance with art. 732 of the Swiss Code of Obligations, confirming that the receivables of the creditors of TE Connectivity will be fully covered by assets after giving effect to that partial Capital Reduction. The special auditor report relating to the first partial Capital Reduction will be available at the meeting. The special auditor report in relation to the second, third and fourth partial Capital Reductions will be available at the time of the second, third and fourth partial Capital Reductions, respectively.

        No other modifications will be made to the registered shares of TE Connectivity, other than as set forth in Agenda Item No. 7, if such agenda item is approved by shareholders. Appraisal rights are not available to shareholders who vote against the capital reduction agenda item.

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors, the Rate and our registered share capital immediately prior to the amendment to our articles of association to be effected by the below resolution (taking into account whether or not Agenda Item No. 7 (approval of a reduction of share capital for shares acquired under our share repurchase program) is approved by shareholders at the Annual General Meeting prior to this capital reduction agenda item). Immediately following the resolution, we provide an illustrative example of the text of the resolution based on assumptions as to the number of registered shares and the Rate.

        The shareholder resolution approving the foregoing is as follows:

  IT IS RESOLVED, that based on a special auditor report dated [date of Annual General Meeting], 2012 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") [    •    ] shall be reduced by the amount of CHF [    •    ];

        2.     it is acknowledged and recorded that according to the report of the auditor dated [date of Annual General Meeting], 2012 it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction;

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        3.     the capital reduction shall be accomplished as follows:

          (i)    by reducing the par value per share in four steps, i.e., (1) from CHF 1.37 by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register on June 1, 2012, (2) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register on August 31, 2012, (3) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register on November 30, 2012, and (4) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register on March 1, 2013;

          (ii)   by repayment in four installments on each of June 15, 2012, September 14, 2012, December 14, 2012 and March 15, 2013 to the shareholders of record at the close of business on each of June 1, 2012, August 31, 2012, November 30, 2012 and March 1, 2013, respectively, of the respective partial reduction amount in U.S. dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or [    •    ]); the USD equivalent repayment obligation shall be hedged so that USD payments to shareholders will not exceed the capital reduction amount in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates;

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the fourth fiscal quarter 2012;

          (iv)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the third partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the first fiscal quarter 2013; and

          (v)   an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the fourth partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the second fiscal quarter 2013.

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the commercial register.

        5.     the shareholders' meeting resolves that the articles of association of TE Connectivity Ltd. shall be adapted as follows:

        5.1   First partial reduction to be submitted for registration on June 1, 2012:

        Provided that

          (i)    the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (ii)   the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

          (iii)  a public deed of compliance is established;

88            2012 Annual General Meeting Proxy Statement

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction submitted for registration in the third fiscal quarter 2012 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, with a par value of CHF [    •    ] each [rest of paragraph unchanged]"

        5.2   Second partial reduction to be submitted for registration on August 31, 2012:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012 has been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

2012 Annual General Meeting Proxy Statement            89

  the commercial register of the second partial capital reduction submitted for registration in the fourth fiscal quarter 2012 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, with a par value of CHF [    •    ] each [rest of paragraph unchanged]"

        5.3   Third partial reduction to be submitted for registration on November 30, 2012:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012 and the second partial capital reduction for the fourth fiscal quarter 2012 have been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the third partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the third partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the third partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the third partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the third partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

90            2012 Annual General Meeting Proxy Statement

  the commercial register of the third partial capital reduction submitted for registration in the first fiscal quarter 2013 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, with a par value of CHF [    •    ] each [rest of paragraph unchanged]"

        5.4   Fourth partial reduction to be submitted for registration on March 1, 2013:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012, the second partial capital reduction for the fourth fiscal quarter 2012 and the third partial capital reduction for the first fiscal quarter 2013 have been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the fourth partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the fourth partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the fourth partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the fourth partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the fourth partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

2012 Annual General Meeting Proxy Statement            91

  the commercial register of the fourth partial capital reduction submitted for registration in the second fiscal quarter 2013 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, with a par value of CHF [    •    ] each [rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for any of the second, third or fourth partial Capital Reductions does not confirm that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the applicable partial Capital Reduction, the applicable partial Capital Reduction may not be effected.

Illustrative Example of Text of Shareholder Resolution

        Assuming that the Rate is 0.9015 and that the number of our issued shares (including treasury shares) at the date of the first amendment to our articles of association pursuant to the below resolution is 439,092,124 (assumes that Agenda Item No. 7 is approved by shareholders at the Annual General Meeting (approval of a reduction of share capital for shares acquired under our share repurchase program) and that the share capital reduction thereunder is accomplished in the second half of May 2012), the text of the shareholder resolution would be as follows (with illustrative dates and numbers presented in italics):

  IT IS RESOLVED, that based on a special auditor report dated [March 7], 2012 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") [601,556,209.88] shall be reduced by the amount of CHF [333,710,014.24];

92            2012 Annual General Meeting Proxy Statement

        2.     it is acknowledged and recorded that according to the report of the auditor dated [March 7], 2012 it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction;

        3.     the capital reduction shall be accomplished as follows:

          (i)    by reducing the par value per share in four steps, i.e., (1) from CHF 1.37 by CHF [0.19] to CHF [1.18] to be submitted for registration to the commercial register on June 1, 2012, (2) from CHF [1.18] by CHF [0.19] to CHF [0.99] to be submitted for registration to the commercial register on August 31, 2012, (3) from CHF [0.99] by CHF [0.19] to CHF [0.80] to be submitted for registration to the commercial register on November 30, 2012, and (4) from CHF [0.80] by CHF [0.19] to CHF [0.61] to be submitted for registration to the commercial register on March 1, 2013;

          (ii)   by repayment in four installments on each of June 15, 2012, September 14, 2012, December 14, 2012 and March 15, 2013 to the shareholders of record at the close of business on each of June 1, 2012, August 31, 2012, November 30, 2012 and March 1, 2013, respectively, of the respective partial reduction amount in U.S. dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.19] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [0.9015] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or [US$ 0.21]); the USD equivalent repayment obligation shall be hedged so that USD payments to shareholders will not exceed the capital reduction amount in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates;

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [1.18] by CHF [0.19] to CHF [0.99] in the fourth fiscal quarter 2012;

          (iv)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the third partial reduction from CHF [0.99] by CHF [0.19] to CHF [0.80] in the first fiscal quarter 2013; and

          (v)   an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the fourth partial reduction from CHF [0.80] by CHF [0.19] to CHF [0.61] in the second fiscal quarter 2013.

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the commercial register.

        5.     the shareholders' meeting resolves that the articles of association of TE Connectivity Ltd. shall be adapted as follows:

        5.1   First partial reduction to be submitted for registration in the third fiscal quarter 2012:

        Provided that

          (i)    the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (ii)   the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

2012 Annual General Meeting Proxy Statement            93

          (iii)  a public deed of compliance is established;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction submitted for registration in the third fiscal quarter 2012 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [518,128,706.32]. It is divided into [439,092,124] registered shares with a par value of CHF [1.18] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [259,064,353.16] through the issuance of up to [219,546,062] fully paid up registered shares with a par value of CHF [1.18] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [259,064,353.16] through the issue of a maximum of [219,546,062] registered shares, payable in full, with a par value of CHF [1.18] each [rest of paragraph unchanged]"

        5.2   Second partial reduction to be submitted for registration in the fourth fiscal quarter 2012:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012 has been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

94            2012 Annual General Meeting Proxy Statement

  the commercial register of the second partial capital reduction submitted for registration in the fourth fiscal quarter 2012 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [434,701,202.76]. It is divided into [439,092,124] registered shares with a par value of CHF [0.99] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [217,350,601.38] through the issuance of up to [219,546,062] fully paid up registered shares with a par value of CHF [0.99] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [217,350,601.38] through the issue of a maximum of [219,546,062] registered shares, payable in full, with a par value of CHF [0.99] each [rest of paragraph unchanged]"

        5.3   Third partial reduction to be submitted for registration in the first fiscal quarter 2013:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012 and the second partial capital reduction for the fourth fiscal quarter 2012 have been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the third partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the third partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the third partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the third partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the third partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

2012 Annual General Meeting Proxy Statement            95

  the commercial register of the third partial capital reduction submitted for registration in the first fiscal quarter 2013 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [351,273,699.20]. It is divided into [439,092,124] registered shares with a par value of CHF [0.80] each.

        2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [175,636,849.60] through the issuance of up to [219,546,062] fully paid up registered shares with a par value of CHF [0.80] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [175,636,849.60] through the issue of a maximum of [219,546,062] registered shares, payable in full, with a par value of CHF [0.80] each [rest of paragraph unchanged]"

        5.4   Fourth partial reduction to be submitted for registration in the second fiscal quarter 2013:

        Provided that

          (i)    the first partial capital reduction for the third fiscal quarter 2012, the second partial capital reduction for the fourth fiscal quarter 2012 and the third partial capital reduction for the first fiscal quarter 2013 have been effected in accordance with this resolution and entered into the commercial register;

          (ii)   the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the fourth partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the fourth partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the fourth partial capital reduction; and

          (v)   a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the fourth partial capital reduction, is available confirming that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the fourth partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

96            2012 Annual General Meeting Proxy Statement

  the commercial register of the fourth partial capital reduction submitted for registration in the second fiscal quarter 2013 as follows:

  "Art. 4

  Share Capital

          1 The Company's share capital is CHF [267,846,195.64]. It is divided into [439,092,124] registered shares with a par value of CHF [0.61] each.

          2 The share capital is fully paid up."

  "Art. 5

  Authorized Capital

          1 The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF [133,923,097.82] through the issuance of up to [219,546,062] fully paid up registered shares with a par value of CHF [0.61] each."

  "Art. 6

  Conditional Share Capital

          1 The share capital of the Company shall be increased by an amount not exceeding CHF [133,923,097.82] through the issue of a maximum of [219,546,062] registered shares, payable in full, with a par value of CHF [0.61] each [rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for any of the second, third or fourth partial Capital Reductions does not confirm that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the applicable partial Capital Reduction, the applicable partial Capital Reduction may not be effected.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 9.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

2012 Annual General Meeting Proxy Statement            97

AGENDA ITEM NO. 10—APPROVAL OF REALLOCATION OF FREE RESERVES (CONTRIBUTED
SURPLUS) TO LEGAL RESERVES (RESERVES FROM CAPITAL CONTRIBUTIONS)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve the reallocation of all free reserves (sub-account "contributed surplus") as of September 30, 2011 (CHF 9,745 million), to legal reserves (sub-account "reserves from capital contributions").

Explanation

        Reserves from capital contributions and contributed surplus (as determined for Swiss tax purposes), subject to certain conditions, are freely distributable reserves. As of September 30, 2011, our reserves from capital contributions were CHF 9,745 million (equivalent to US$ 8,940 million).

        Recently enacted Swiss tax law, Corporate Tax Law Reform II (the "Tax Law"), allows us to make distributions to shareholders from reserves from capital contributions (or contributed surplus) that are no longer subject to Swiss withholding tax. In anticipation of adopting the Tax Law, the Swiss Federal Tax Administration ("FTA") approved contributed surplus of TE Connectivity Ltd. of CHF 10,059 million (equivalent to US$ 9,273 million) (as reduced to CHF 9,745 million by dividends approved by our shareholders at the March 9, 2011 annual general meeting of shareholders), as qualifying for distribution free from withholding tax under the Tax Law. We are in discussions with the FTA regarding certain administrative aspects of the Tax Law related to the balance sheet classification of eligible reserves as either legal reserves (reserves from capital contributions) or free reserves (contributed surplus). Should we not be successful in our discussions, we may need to formally enter into an appeal process in order to protect our position. While these discussions are ongoing, as of September 30, 2011, we provisionally reclassified CHF 9,745 million from free reserves (contributed surplus) to legal reserves (reserves from capital contributions) to conform to the presentation requirements of the Tax Law as currently interpreted by the FTA. We may, in the future and depending on the outcome of our discussions and any related appeals, reverse the classification. We intend to seek shareholder approval for reclassifications between legal and free reserves, if applicable upon such resolution.

        If this motion is approved, we will be permitted to use legal reserves from capital contributions for distributions to shareholders without deduction of Swiss withholding tax in accordance with the Tax Law.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 10.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

98            2012 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 11—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 11.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11. Proxies will be so voted unless shareholders specify otherwise in their proxies.

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 30, 2011 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures, are available to shareholders free of charge on our Web site at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TE CONNECTIVITY 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2013 Annual General Meeting of Shareholders will be held on or about March 6, 2013.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE

2012 Annual General Meeting Proxy Statement            99

Connectivity's 2013 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity's Secretary no later than October 1, 2012. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

100            2012 Annual General Meeting Proxy Statement

Appendix A

TE CONNECTIVITY LTD.

2007 STOCK AND INCENTIVE PLAN
(AMENDED AND RESTATED AS OF [MARCH 7, 2012])

ARTICLE I
PURPOSE

        1.1    Purpose.    The purposes of this TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of [March 7, 2012]) (the "Plan") are to promote the interests of TE Connectivity Ltd. (and any successor thereto) by (i) aiding in the recruitment and retention of Directors and Employees, (ii) providing incentives to such Directors and Employees by means of performance-related incentives to achieve short-term and long-term performance goals, (iii) providing Directors and Employees an opportunity to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company's business by aligning the financial interests of Directors and Employees with that of the other stockholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards and other Stock-Based Awards.

        1.2    Effective Dates; Shareholder Approval.    The Plan was originally effective June 29, 2007, the date of the dividend distribution of TE Connectivity Ltd. shares to the Tyco International Ltd. shareholders of record on the distribution date. The Plan was approved by the TE Connectivity Ltd. Board of Directors on June 4, 2007 and adopted by Tyco International Ltd., as the Company's sole shareholder, on June 4, 2007. An amendment and restatement to the Plan to ensure its compliance with Section 409A of the Code and to make certain other clarifying changes was adopted by the Board of Directors of the Company on January 13, 2009 and approved by the Company's shareholders on June 22, 2009. In order to provide for the issuance of additional shares under the Plan, an amended and restated Plan was adopted by the Board of Directors of the Company on November 17, 2009 and was approved by the Company's shareholders on March 10, 2010. The Plan was further amended and restated on September 29, 2010. This amended and restated Plan was adopted by the Board of Directors of the Company on November 15, 2011 and is effective as of [March 7, 2012, subject to approval by the shareholders of the Company].

ARTICLE II

DEFINITIONS

        For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

          "Acquired Company" means any business, corporation or other entity acquired by the Company or any Subsidiary.

          "Acquired Grantee" means the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

          "Annual Performance Bonus" means an Award of cash or Shares granted under Section 4.4 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

          "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions

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  that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

            (a)   "Stock Options" awarded pursuant to Section 4.3;

            (b)   "Stock Appreciation Rights" awarded pursuant to Section 4.3;

            (c)   "Annual Performance Bonuses" awarded pursuant to Section 4.4;

            (d)   "Long Term Performance Awards" awarded pursuant to Section 4.5;

            (e)   "Other Stock-Based Awards" awarded pursuant to Section 4.6;

            (f)    "Director Awards" awarded pursuant to Section 4.7; and

            (g)   "Substitute Awards" awarded pursuant to Section 4.8.

          "Award Certificate" means the document issued, either in writing or an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means misconduct that is willfully or wantonly harmful to the Company or any of its Subsidiaries, monetarily or otherwise, including, without limitation, conduct that violates the Company's Code of ethical Conduct.

          "Change in Control" means the first to occur of any of the following events:

            (a)   any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act, excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

            (b)   persons who, as of the Effective Date constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (c)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting

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    securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

            (d)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company;

    provided, however, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Change in Control," or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a specified date or event occurring after a "Change in Control" or upon a "Change in Control Termination," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Change in Control" is also a "change in ownership or effective control" of the Company within the meaning of Code Section 409A(2)(A)(v) and applicable regulations and rulings thereunder and such payment, or such associated date or event, occurs no later than two years after the date of such "Change in Control."

          "Change in Control Termination" means a Participant's involuntary termination of employment that occurs during the 12 month period immediately following a Change in Control. For this purpose, a Participant's involuntary termination of employment includes only the following:

            (a)   termination of the Participant's employment by the Company for any reason other than for Cause, Disability or death;

            (b)   termination of the Participant's employment by the Participant after one of the following events, provided that the Participant's termination of employment occurs within one hundred and eighty (180) days after the occurrence of any such event:

              i.      the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant's position, authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the Participant to the Company and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities; or

              ii.     the Company, without the Participant's consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment; or (2) reduces the Participant's base salary, annual bonus, or retirement, welfare, stock incentive, perquisite (if any) and other benefits taken as a whole.

          "Code" means the United States Internal Revenue Code of 1986, as amended.

          "Committee" means the Management Development and Compensation Committee of the Board or any successor committee or subcommittee of the Board, which committee is comprised solely of two or more persons who are outside directors within the meaning of

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  Section 162(m)(4)(C)(i) of the Code and the applicable regulations and nonemployee directors within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Common Stock" means the common stock of the Company, $.20 (U.S.) par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3 of the Plan.

          "Company" means TE Connectivity Ltd., a Swiss company, or any successor thereto.

          "Deferred Stock Unit" means a Unit granted under Section 4.6 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

          "Director" means a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Director Shares" means the award of fully-vested Shares to a Director under Section 4.6 as part of the Director's annual compensation, or under such circumstances as are deemed appropriate by the Board.

          "Disabled" or "Disability" means the inability of the Director or Employee to perform the material duties pertaining to such Director's directorship or such Employee's employment due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period. The existence or nonexistence of a Disability shall be determined by an independent physician selected by the Company and reasonably acceptable to the Director or Employee. Notwithstanding the above, if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Disability" or upon a person becoming "Disabled," or would cause a change in the timing or form of payment of such deferred compensation upon the occurrence of a "Disability" or upon a person becoming "Disabled," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Disability" or condition of being "Disabled" satisfies the requirements of Code Section 409A(2)(C) and applicable regulations and rulings thereunder.

          "Dividend Equivalent" means an amount equal to the cash dividend or the Fair Market Value of the stock dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable. Dividend Equivalents will not be awarded in connection with stock option or Stock Appreciation Rights Awards.

          "Effective Date" means [March 7, 2012, subject to approval by the shareholders of the Company]. The original effective date of the TE Connectivity Ltd. Stock and Incentive Plan was, June 29, 2007, the date of the dividend distribution of TE Connectivity Ltd. shares to the Tyco International Ltd. shareholders of record on the distribution date.

          "Employee" means any individual who performs services as an officer or employee of the Company or a Subsidiary.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

          "Fair Market Value" of a Share means the closing sales price on the New York Stock Exchange on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares was reported.

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  Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

          "Fair Market Value Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price equal to the Fair Market Value of a Share on the date of grant.

          "GAAP" means United States generally accepted accounting principles.

          "Incentive Stock Option" means a Stock Option granted under Section 4.3 of the Plan that meets the requirements of Section 422 of the Code and any related regulations and is designated in the Award Certificate to be an Incentive Stock Option.

          "Key Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          "Long Term Performance Award" means an Award granted under Section 4.5 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures or other performance criteria as selected in the discretion of the Committee.

          "Non-Employee Director" means any member of the Board, elected or appointed, who is not otherwise an Employee of the Company or a Subsidiary. An individual who is elected to the Board at an annual meeting of the stockholders of the Company will be deemed to be a member of the Board as of the date of the meeting.

          "Nonqualified Stock Option" means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

          "Participant" means a Director, Employee or Acquired Grantee who has been granted an Award under the Plan.

          "Performance Cycle" means, with respect to any Award that vests based on Performance Measures, the period of 12 months or longer over which the level of performance will be assessed. The first Performance Cycle under the Plan will begin on such date as is set by the Committee, in its discretion.

          "Performance Measure" means, with respect to any Annual Performance Bonus or Long Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or combination of the following Company measures, as interpreted by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP:

            (a)   Net operating profit after taxes;

            (b)   Net operating profit after taxes, per Share;

            (c)   Return on invested capital;

            (d)   Return on assets or net assets;

            (e)   Total shareholder return;

            (f)    Relative total shareholder return (as compared with a peer group of the Company);

            (g)   Earnings before income taxes;

            (h)   Earnings per Share;

            (i)    Net income;

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            (j)    Free cash flow;

            (k)   Free cash flow per Share;

            (l)    Revenue (or any component thereof); or

            (m)  Revenue growth.

          "Performance Unit" means a Long Term Performance Award denominated in dollar Units.

          "Plan" means the TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of [March 7, 2012, subject to approval by the shareholders of the Company]), as it may be amended from time to time.

          "Premium-Priced Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

          "Reporting Person" means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          "Restricted Stock" means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

          "Restricted Unit" means a Unit granted under Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

          "Retirement" means Termination of Employment on or after a Participant has attained age fifty-five (55) and has completed at least five years of service with the Company and its Subsidiaries.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Share" means a share of Common Stock.

          "Stock Appreciation Right" means a right granted under Section 4.3 of the Plan to an amount in cash or Shares equal to any difference between the Fair Market Value of the Shares as of the date on which the right is exercised and the Exercise Price, where the amount of Shares attributable to each Stock Appreciation Right is set forth on or before the grant date.

          "Stock-Based Award" means an Award granted under Section 4.6 of the Plan and denominated in Shares.

          "Stock Option" means a right granted under Section 4.3 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

          "Subsidiary" means a subsidiary company (wherever incorporated) of the Company; provided, that in the case of any Award that provides deferred compensation subject to Code Section 409A, "Subsidiary" shall not include any subsidiary company as defined above unless such company is within a controlled group of corporations with the Company as defined in Code Sections 1563(a)(1), (2) and (3) where the phrase "at least 50%" is substituted in each place "at least 80%" appears or is with the Company part of a group of trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2 where the phrase "at least 50%" is substituted in each place "at least 80%" appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), the phrase "at least 20%" shall be substituted in each place "at least 50%" appears as described above with respect to both a controlled group of corporations and trades or business under common control.

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          "Target Amount" means the amount of Performance Units that will be paid if the Performance Measure is fully (100%) attained, as determined by the Committee.

          "Target Vesting Percentage" means the percentage of performance- based Restricted Units or Shares of Restricted Stock that will vest if the Performance Measure is fully (100%) attained, as determined by the Committee.

          "Termination of Directorship" means the date of cessation of a Director's membership on the Board for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Directorship or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Directorship, then such payment shall not be made, or such change in timing and/or form of payment shall not occur, unless such Termination of Directorship would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder, and shall not include any services provided in the capacity of an employee or otherwise.

          "Termination of Employment" means the date of cessation of an Employee's employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Employment or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Employment, then such payment shall not be made or such change in timing and/or form of payment shall not occur, unless such Termination of Employment would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder.

          "Unit" means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III

ADMINISTRATION

        3.1    Committee.    The Plan will be administered by the Committee.

        3.2    Authority of the Committee.    The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

          (a)   Interpret and administer the Plan and any instrument or agreement relating to the Plan;

          (b)   Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

          (c)   Select Employees to receive Awards under the Plan;

          (d)   Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting, the designation of Stock Options as Incentive Stock Options or Nonqualified Stock

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  Options, and the circumstances in which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of the Award Certificate;

          (e)   Determine whether Awards will be granted singly, in combination or in tandem;

          (f)    Establish and interpret Performance Measures (or, as applicable, other performance criteria) in connection with Annual Performance Bonuses and Long Term Performance Awards, evaluate the level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures (or other performance criteria, as applicable);

          (g)   Except as provided in Section 6.1, waive or amend any terms, conditions, restrictions or limitations on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived and further provided that any such waiver or amendment shall either comply with the requirements of Section 409A or preserve any exemption from the application of Code Section 409A;

          (h)   Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Section 5.3;

          (i)    Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

          (j)    Determine whether a Nonqualified Stock Option or Restricted Share may be transferable to family members, a family trust or a family partnership;

          (k)   Establish any subplans and make any modifications to the Plan or to Awards made hereunder (including the establishment of terms and conditions not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations;

          (l)    Appoint such agents as it shall deem appropriate for proper administration of the Plan; and

          (m)  Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

        3.3    Effect of Determinations.    All determinations of the Committee will be final, binding and conclusive on all persons having an interest in the Plan.

        3.4    Delegation of Authority.    The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to the Chief Executive Officer of the Company or any other officer or group of officers as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number of Shares or aggregate value that may be subject to Awards that the delegate may grant. Only the Committee will have authority to grant and administer Awards to Directors, Key Employees and other Reporting Persons or to delegates of the Committee, and to establish and certify Performance Measures.

        3.5    Employment of Advisors.    The Committee may employ attorneys, consultants, accountants and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

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        3.6    No Liability.    No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE IV

AWARDS

        4.1    Eligibility.    All Participants and Employees are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

        4.2    Form of Awards.    Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

        4.3    Stock Options and Stock Appreciation Rights.    The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Form.    Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Award affect the right to exercise the other Award. Stock Appreciation Rights may be granted either alone or in connection with concurrently or previously granted Nonqualified Stock Options.

          (b)    Exercise Price.    The Committee will set the Exercise Price of Fair Market Value Stock Options or Stock Appreciation Rights granted under the Plan at a price that is equal to the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Stock Options owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be Fair Market Value Stock Options, Premium-Priced Stock Options or a combination of Fair Market Value Stock Options and Premium- Priced Stock Options.

          (c)    Term and Timing of Exercise.    Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

            (i)    The Committee will determine and set forth in the Award Certificate the date on which any Award of Stock Options or Stock Appreciation Rights to a Participant may first be exercised. Unless the applicable Award Certificate provides otherwise, a Stock Option or Stock Appreciation Right will become exercisable in equal annual installments over a period

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    of four years beginning immediately after the date on which the Stock Option or Stock Appreciation Right was granted. The right to exercise a Stock Option or Stock Appreciation Right will lapse no later than 10 years after the date of grant, except to the extent necessary to comply with applicable laws outside of the United States or to preserve the tax advantages of the Award outside the United States.

            (ii)   Unless the applicable Award Certificate provides otherwise, upon the death or Disability of a Participant who has outstanding Stock Options or Stock Appreciation Rights, the unvested Stock Options or Stock Appreciation Rights will vest. Unless the applicable Award Certificate provides otherwise, the Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date on which the Participant dies or incurs a Disability.

            (iii)  Unless the applicable Award Certificate provides otherwise, upon the Retirement of a Participant, a pro rata portion of the Participant's Stock Options and Stock Appreciation Rights will vest so that the total number of vested Stock Options or Stock Appreciation Rights held by the Participant at Termination of Employment (including those that have already vested as of such date) will be equal to (A) the total number of Stock Options or Stock Appreciation Rights originally granted to the Participant under each Award multiplied by (ii) a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is four years (or such other applicable vesting term as is set forth in the Award Certificate). Unless the Award Certificate provides otherwise, such Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date of Termination of Employment.

            (iv)  Upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (ii) or (iii) above, or as otherwise provided in Section 5.4 (Change in Control), any unvested Stock Options or Stock Appreciation Rights will be forfeited unless the Award Certificate provides otherwise. Any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety (90) days after the date of such Termination of Employment unless the Award Certificate provides otherwise.

            (v)   Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant's will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or by applicable laws of descent and distribution.

            (vi)  A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable.

          (d)    Payment of Exercise Price.    The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Stock certificates will be registered and delivered only upon

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  receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the Award Certificate:

            (i)    Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

            (ii)   Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months, subject to paragraph (iv), and that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such Shares (unless such approval is not required by the terms of the bye-laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

            (iii)  Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

            (iv)  The Committee, in consideration of applicable accounting standards, may waive any holding period on Shares required to tender pursuant to clause (ii).

          (e)    Incentive Stock Options.    Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

            (i)    Eligibility.    Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary or parent corporation of the Company, within the meaning of Section 424 of the Code.

            (ii)   Timing of Grant.    No Incentive Stock Option will be granted under the Plan after the 10-year anniversary of the date on which the Plan is adopted by the Board or, if earlier, the date on which the Plan is approved by the Company's stockholders.

            (iii)  Amount of Award.    Subject to Section 5.3 of the Plan, no more than 10 million Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the date of grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee's Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option for all purposes to the extent required by the Code and underlying regulations and rulings.

            (iv)  Timing of Exercise.    If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than

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    three months after the Participant has ceased being an Employee (or more than 12 months if the Participant is permanently and totally disabled, within the meaning of Section 22(e) of the Code), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings. For purposes of this paragraph (iv), an Employee's employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 days, or a longer period to the extent that the Employee's right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds 90 days and the Employee's right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the 91st day of the leave.

            (v)   Transfer Restrictions.    In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee's lifetime.

          (f)    Exercise of Stock Appreciation Rights.    Upon exercise of a Participant's Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

          (g)    No Repricing.    Except as otherwise provided in Section 5.3, in no event will the Committee (i) decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the date of grant or (ii) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for a cash payment or for a grant of replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or other Awards, without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company's stockholders and entitled to vote.

        4.4    Annual Performance Bonuses.    The Committee may grant Annual Performance Bonuses under the Plan in the form of cash or Shares to the Reporting Persons that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Annual Performance Bonuses will be awarded in connection with a 12-month Performance Cycle, which will be the fiscal year of the Company.

          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, the Committee will determine the Reporting Persons who will be eligible to receive an Annual Performance Bonus under the Plan.

          (c)    Performance Measures; Targets; Award Criteria.

          (i)    Within 90 days after the commencement of a Performance Cycle, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Amount payable to each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Annual Performance Bonus will be paid and the percentage of the Target Amount that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

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          (ii)   The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

          (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount payable to any Key Employee with respect to any given Performance Cycle, provided, however, that no reduction will result in an increase in the amount payable under any Annual Performance Bonus of another Key Employee.

          (d)    Payment, Certification.    No Annual Performance Bonus will vest with respect to any Reporting Person until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 5.3 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Cycle to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Annual Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Section 409A of the Code), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Annual Performance Bonuses be "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.4 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(C) of the Code and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Annual Performance Bonuses. If any provision of this Plan or any Annual Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Retirement, Death, Disability and Other Events.    If a Participant would be entitled to an Annual Performance Bonus but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant's Retirement, death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee's discretion, receive an Annual Performance Bonus Award, pro rated for the portion of the Performance Cycle that the Participant completed and which is payable at the same time after the end of the Performance Cycle that payments to other Annual Performance Bonus Award recipients are made.

        4.5    Long Term Performance Awards.    The Committee may grant Long Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Employee who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Long Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle may be no shorter than 12 months and no longer than 5 years.

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          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, the Committee will determine the Employees who will be eligible to receive a Long Term Performance Award for the Performance Cycle, provided that the Committee may determine the eligibility of any Employee other than a Key Employee after the expiration of the 90-day period.

          (c)    Performance Measures; Targets; Award Criteria.

            (i)    Within 90 days after the commencement of a Performance Cycle, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage for each Participant; and (D) subject to subsection (d) below, the criteria for computing the amount that will be paid or will vest with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Long Term Performance Award will be paid or vest, and the percentage of Performance Units that will become payable and the percentage of performance- based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

            (ii)   The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount of Long Term Performance Awards payable to any Key Employee with respect to any given Performance Cycle, provided, however, that no reduction will result in an increase in the dollar amount or number of Shares payable under any Long Term Performance Award of another Key Employee.

            (iv)  With respect to Employees who are not Key Employees, the Committee may establish, in its discretion, performance criteria other than the Performance Measures that will be applicable for the Performance Cycle.

          (d)    Payment, Certification.    No Long Term Performance Award will vest with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long Term Performance Awards awarded to Participants who are not Key Employees will be based on the Performance Measures, or other applicable performance criteria, and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures, or other performance criteria, and formulas may be the same as or different than the Performance Measures and formulas that apply to Key Employees.

          In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 5.3) and the cumulative effect of changes in the law, regulations or accounting rules, and may determine no later than ninety (90) days after the commencement of any applicable Performance Cycle to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Long Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the Award Certificate. Performance-based Restricted Units and Restricted Stock will be paid in full Shares. Payment with respect to any fractional Share will be in cash in an amount based on the

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  Fair Market Value of the Share as of the date the Performance Unit becomes payable. All such Long Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Long Term Performance Awards are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Long Term Performance Awards made to Key Employees be "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.5 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(C) of the Code and related regulations with respect to Long Term Performance awards made to Key Employees, and that the Plan be operated so that the Company may take a full tax deduction for Long Term Performance Awards. If any provision of this Plan or any Long Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Retirement, Death, Disability and Other Events.    If a Participant would be entitled to a Long Term Performance Award but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant's Retirement, death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee's discretion, receive a Long Term Performance Award, pro rated for the portion of the Performance Cycle that the Participant completed and payable at the same time after the end of the Performance Cycle that payments to other Long Term Performance Award recipients are made.

        4.6    Other Stock-Based Awards.    The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Annual Performance Bonuses or Long Term Performance Awards) to any Employee who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

        (a)    Vesting.    Unless the Award Certificate provides otherwise, restrictions on Stock-Based Awards granted under this Section 4.6 will lapse in equal annual installments over a period of four years beginning immediately after the date of grant. If the restrictions on Stock-Based Awards have not lapsed or been satisfied as of the Participant's Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Retirement, death or Disability of the Participant or a Change in Control. Unless the Award Certificate provides otherwise, (i) all restrictions on Stock-Based Awards granted pursuant to this Section 4.6 will lapse upon the death or Disability of the Participant, (ii) in the event of Retirement, the Award will vest pro rata with respect to the portion of the four-year vesting term (or such other vesting term as is set forth in the Award Certificate) that the Participant has completed as of the Participant's Termination of Employment and provided that the Participant has satisfied all other applicable conditions established by the Committee with respect to such pro rata vesting, and (iii) in the event of a Change in Control, Stock-Based Awards will be treated in accordance with Section 5.4. In no event may the vesting period of a time-based full-value share award be less than three years (on either a cliff or graded vesting basis), except that the Committee may award up to 10 percent of the shares authorized for issuance under Section 5.1 with a vesting period of less than three years under such circumstances as it deems appropriate.

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        (b)    Grant of Restricted Stock.    The Committee may grant Restricted Stock to any Employee, which Shares will be registered in the name of the Participant and held for the Participant by the Company. The Participant will have all rights of a stockholder with respect to the Shares, including the right to vote and to receive dividends or other distributions, except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

        (c)    Grant of Restricted Units.    The Committee may grant Restricted Units to any Employee, which Units will be paid in cash or whole Shares or a combination of cash and Shares, as determined in the discretion of the Committee. The Committee will determine the terms and conditions applicable to the grant of Restricted Units, which terms and conditions will be set forth in the Award Certificate. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share, as set forth in the Award Certificate, will be delivered to the Participant on the applicable delivery date.

        (d)    Grant of Deferred Stock Units.    The Committee may grant Deferred Stock Units to any Employee, which Units will be paid in whole Shares upon the Employee's Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

        (e)    Dividends and Dividend Equivalents.    At the discretion of the Committee and as set forth in the applicable Award Certificate, dividends issued on Shares may be paid immediately or withheld and deferred in the Participant's account. In the event of a payment of dividends on Common Stock, the Committee may credit Restricted Units with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to such vesting terms as is determined by the Committee and may be distributed immediately or withheld and deferred in the Participant's account as determined by the Committee and set forth in the applicable Award Certificate. Deferred Stock Units may, in the discretion of the Committee and as set forth in the Award Certificate, be credited with Dividend Equivalents or additional Deferred Stock Units. The number of any Deferred Stock Units credited to a Participant's account upon the payment of a dividend will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid. The Committee will determine any terms and conditions on deferral of a dividend or Dividend Equivalent, including the rate of interest to be credited on deferral and whether interest will be compounded.

        4.7    Director Awards.

        (a)   The Committee may grant Deferred Stock Units to each Director in such an amount as the Board, in its discretion, may approve in advance. Each such Deferred Stock Unit will vest as determined by the Committee and set forth in the Award Certificate and will be paid in Shares within 30 days following the recipient's Termination of Directorship, subject to deferral under any applicable deferred compensation plan approved by the Committee, in which case the terms of such arrangement shall govern. Dividend Equivalents or additional Deferred Stock Units will be credited to each Director's account when dividends are paid on Common Stock to the shareholders, and will be paid to the Director at the same time that the Deferred Stock Units are paid to the Director.

        (b)   The Committee may grant Director Shares to each Director in such amounts as the Board, in its discretion, may approve in advance.

        (c)   The Committee may, in its discretion, grant Stock Options, Stock Appreciation Rights and other Stock-Based Awards to Directors.

        4.8    Substitute Awards.    The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding Stock-Based Awards previously granted to such Acquired Grantees. Such assumed or substituted Awards will be subject to the terms and

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conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company, provided that any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A and the regulations and rulings thereunder. Any grant of Incentive Stock Options pursuant to this Section 4.8 will be made in accordance with Section 424 of the Code and any final regulations published thereunder.

        4.9    Limit on Individual Grants.    Subject to Sections 5.1 and 5.3, no Employee may be granted more than 6 million Shares over any calendar year pursuant to Awards of Stock Options, Stock Appreciation Rights and performance- based Restricted Stock and Restricted Units, except that an incentive Award of no more than 10 million Shares may be made pursuant to Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and Restricted Units to any person who has been hired within the calendar year as a Key Employee. The maximum amount that may be paid in cash or Shares pursuant to Annual Performance Bonuses or Long Term Performance Awards paid in Performance Units to any one Employee is $10 million (U.S.) for any Performance Cycle of 12 months. For any longer Performance Cycle, this maximum will be adjusted proportionally.

        4.10    Termination for Cause; Clawback.    (a) Notwithstanding anything to the contrary herein, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards, Restricted Units, Restricted Stock and other Stock-Based Awards will immediately be cancelled. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Committee's discretion, in the event that a potential termination for Cause is pending, subject to ensuring an exemption from or compliance with Code Section 409A and the underlying regulations and rulings. If a Participant incurs a Termination of Employment for Cause, or the Company becomes aware (after the Participant's Termination of Employment) of conduct on the part of the Participant that would be grounds for a Termination of Employment for Cause, then the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) in an amount that is equal in value to the amount of any profit the Participant realized upon the exercise of an Option during the period beginning six (6) months prior to the Participant's Termination of Employment and ending on the two (2) year anniversary of such Termination of Employment; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Restricted Shares, Restricted Units or other Stock-Based Awards that vested during the period described in (i) above.

        (b)   In addition, the Committee shall have the authority to establish any other terms and conditions applicable to Awards (including the mandatory return of all or any portion of the value previously realized by a Participant upon the vesting or exercise of an Award) as are deemed necessary and/or appropriate to recover amounts mistakenly paid to Participants (as a result of incorrect financial data or otherwise), including provisions intended to comply with applicable rules adopted or to be adopted by the Securities and Exchange Commission, New York Stock Exchange or any other governmental agency or stock exchange having the authority to establish rules affecting the payment of compensation under this Plan.

ARTICLE V

SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

        5.1    Shares Available.    The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or

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any other person or entity designated by the Company. The original number of shares issuable under the Plan on and after the original effective date of the Plan (June 29, 2007) was five percent (5%) of the Shares outstanding as of that date. On March 10, 2010, the shareholders of the Company authorized an additional fifteen million (15,000,000) shares issuable under the Plan. [On March 7, 2012, the shareholders of the Company authorized an additional twenty million (20,000,000) shares issuable under the Plan.] The total number of Shares with respect to which Awards may be issued under the Plan on and after the Effective Date may equal, but not exceed, the total number of shares remaining from the original number of shares issuable under the Plan, plus the additional fifteen million (15,000,000) shares authorized on March 10, 2010[, plus the additional twenty million (20,000,000) shares authorized on March 7, 2012,] subject to adjustment in accordance with Section 5.3; provided that when Shares are issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock-Based Award, the total number of Shares remaining available for grant will be decreased by a margin of at least 1.8 per Share issued. In addition, in the case of the settlement of any stock-settled Stock Appreciation Right, the total number of Shares available for grant will be decreased by the total number of Shares equal in value to the total value of the Stock Appreciation Right on the day of settlement. No more than 10 million Shares of the total Shares issuable under the Plan may be available for grant in the form of Incentive Stock Options.

        5.2    Counting Rules.    The following Shares related to Awards under this Plan may again be available for issuance under the Plan, in addition to the Shares described in Section 5.1:

          (a)   Shares related to Awards paid in cash;

          (b)   Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of Shares, and provided that each such forfeited, cancelled or terminated Share that was originally issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock- Based Award shall be counted as 1.8 Share;

          (c)   Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company; and

          (d)   Any Shares of Restricted Stock that are returned to the Company upon a Participant's Termination of Employment.

        5.3    Adjustments.    In the event of a change in the outstanding Shares by reason of a stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A, and any adjustment to Awards that are subject to Code Section 409A shall comply with Code Section 409A and the regulations and rulings thereunder. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

        5.4    Change in Control.

        (a)   Unless otherwise provided under the terms of an applicable Award Certificate, (i) all outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the effective date of a Participant's Change in Control Termination if the Awards are not otherwise vested, and all

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conditions will be waived with respect to outstanding Restricted Stock, Restricted Units and other Stock-Based Awards (other than Long Term Performance Awards) and Deferred Stock Units, and (ii) each Participant who has been granted an Annual Performance Bonus or Long Term Performance Award that is outstanding as of the date of such Participant's Change in Control Termination will be deemed to have achieved a level of performance, as of the Change in Control Termination, that would cause all (100%) of the Participant's Target Amounts to become payable and all restrictions on the Participant's Restricted Units and Shares of Restricted Stock to lapse. Unless the Committee determines otherwise in its discretion (either when the award is granted or any time thereafter), in the event that Awards outstanding as of the date of a Change in Control that are payable in shares of Company Common Stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the Change in Control, each such outstanding Award (i) will become fully vested (at target, where applicable) immediately prior to the Change in Control and (ii) each such Award that is a Stock Option will be settled in cash, without the Participant's consent, for an amount equal to the amount that could have been attained upon the exercise of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time.

        (b)   In addition to the other actions described in Section 5.4(a), in the event of a Change in Control the Committee may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of the Participant: (i) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully exercisable, and restrictions on Restricted Stock, Restricted Units, Deferred Stock Units and other Stock-Based Awards shall lapse, as of the date of the Change in Control or such other time (prior to a Participant's Change in Control Termination) as the Committee determines, (ii) the Committee may require that a Participant surrender their outstanding Stock Options and Stock Appreciation Rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised Stock Options and Stock Appreciation Rights exceeds the exercise price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate, (iv) the Committee may determine that Annual Performance Bonuses and/or Long Term Performance Awards will be paid out at their target level, in cash or Common Stock as determined by the Committee, or (v) the Committee may determine that Awards that remain outstanding after the Change in Control shall be converted to similar grants of, or assumed by, the surviving corporation (or a parent or subsidiary of the surviving corporation or successor). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter, except as otherwise provided herein.

        5.5    Fractional Shares.    No fractional Shares will be issued under the Plan. Except as otherwise provided in Section 4.5(e), if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a full Share as of the date of settlement, unless otherwise provided by the Committee.

ARTICLE VI

AMENDMENT AND TERMINATION

        6.1    Amendment.    The Plan may be amended at any time and from time to time by the Board without the approval of stockholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the stockholders of the Company. A revision is "material" for this purpose if, among other changes, it materially increases the number of

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Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3 of the Plan), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, materially decreases the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, or results in the replacement of outstanding Stock Options and Stock Appreciation Rights with new Awards that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options and Stock Appreciation Rights. No amendment of the Plan or any outstanding Award made without the Participant's written consent may adversely affect any right of a Participant with respect to an outstanding Award.

        6.2    Termination.    The Plan will terminate upon the earlier of the following dates or events to occur:

          (a)   the adoption of a resolution of the Board terminating the Plan; or

          (b)   the day before the 10th anniversary of the adoption of the Plan by the Company's shareholder as described in Section 1.2.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person's consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII

GENERAL PROVISIONS

        7.1    Nontransferability of Awards.    No Award under the Plan will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except as provided below.

        (a)   Any Award may be transferred by will or by the laws of descent or distribution.

        (b)   The Committee may provide in the applicable Award Certificate that all or any part of a Nonqualified Option or Shares of Restricted Stock may, subject to the prior written consent of the Committee, be transferred to a family member. For purposes of this subsection (b), "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

Any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Certificate. The Participant or the Participant's estate will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. The Committee may, in its discretion, disallow all or a part of any transfer of an Award pursuant to this subsection (b) unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any withholding tax. The Participant must immediately notify the Committee, in the form and manner required by the Committee, of any proposed transfer of an Award pursuant to this subsection (b). No transfer will be effective until the Committee consents to the transfer in writing.

        (c)   Except as otherwise provided in the applicable Award Certificate, any Nonqualified Stock Option transferred by a Participant pursuant to this subsection (c) may be exercised by the transferee

A-20            2012 Annual General Meeting Proxy Statement

only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

        (d)   Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), "affiliate" will have the meaning assigned to that term under Rule 144.

        (e)   In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

        7.2    Withholding of Taxes.    The Committee, in its discretion, may satisfy a Participant's tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

        (a)    Stock Options and Stock Appreciation Rights.    As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

        (b)    Other Awards Payable in Shares.    The Participant shall satisfy the Participant's tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and other Stock- Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant's tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

        (c)    Cash Awards.    The Company may satisfy a Participant's tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

        7.3    Special Forfeiture Provision.    The Committee may, in its discretion, provide in an Award Certificate that the Participant may not, within two years of the Participant's Termination of Employment with the Company, enter into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) with any entity or person engaged in any business in which the Company or any Subsidiary is engaged without prior written approval of the Committee if, in the sole judgment of the Committee, the business is competitive with the Company or any Subsidiary or business unit or such employment or consultation arrangement would present a risk that the Participant would likely disclose Company proprietary information (as determined by the Committee). If the Committee makes a determination that this prohibition has been violated, the Participant (i) will forfeit all rights under any outstanding Stock Option or Stock Appreciation Right that was granted subject to the Award Certificate and will return to the Company the amount of any profit realized upon an exercise of all Awards during the period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment, and (ii) will forfeit and return to the Company any Annual Performance Bonuses, Performance Units, Shares of Restricted Stock, Restricted Units (including any credited Dividend Equivalents), Deferred Stock Units, and other Stock-Based Awards that are outstanding on the date of the Participant's Termination of Employment, subject to the Award

2012 Annual General Meeting Proxy Statement            A-21

Certificate, and have not vested or that had vested and remain subject to this Section 7.3 during a period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment.

        7.4    No Implied Rights.    The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company's sole discretion, to discharge any individual or treat him or her without regard to the effect such discharge might have upon him or her as a Participant in the Plan.

        7.5    No Obligation to Exercise Awards.    The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

        7.6    No Rights as Stockholders.    A Participant who is granted an Award under the Plan will have no rights as a stockholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant's name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

        7.7    Indemnification of Committee.    The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person's estate, is or was a member of the Committee or a delegate of the Committee.

        7.8    No Required Segregation of Assets.    Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

        7.9    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

        7.10    Securities Law Compliance.    Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

        7.11    Section 409A Compliance.    To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Certificate evidencing such Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the Award Certificate will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan, in the event that the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the

A-22            2012 Annual General Meeting Proxy Statement

Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code. Any Award that provides for a payment to any Participant who is a "specified employee" of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant's Termination of Employment, shall also provide that no such payment shall be made on or before the date which is six months following such Participant's Termination of Employment (or, if earlier, such Participant's death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder.

        7.12    Governing Law, Severability.    The Plan and all determinations made and actions taken under the Plan will be governed by the law of Switzerland and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

2012 Annual General Meeting Proxy Statement            A-23

Appendix B

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense, Electronics & Scientific Equipment, Industrial Manufacturing

3M Company	ITT Corporation
Aerojet General Corporation	Jabil Circuit Inc.
Agilent Technologies Inc.	Johns Manville Corporation
Alliant Techsystems Inc.	Kaman Industrial Technologies
AMETEK Inc.	Komatsu America Corp.
A. O. Smith Corporation	L-3 Communications Holdings Inc.
Applied Materials Inc.	Lockheed Martin Corp.
Arrow Electronics, Inc.	Makino
BAE Systems PLC	Matthews International Corporation
Ball Corp.	MDA Information Systems Inc.
Barnes Group Inc.	MeadWestvaco Corp.
Beckman Coulter Inc.	Milacron LLC
Bemis Company, Inc.	Mitsubishi Power Systems Americas, Inc.
The Boeing Company	Northrop Grumman Corporation
Brady Corp.	Nypro, Inc.
Bucyrus International, Inc.	Owens-Illinois Inc.
Calgon Carbon Corporation	Parker Hannifin Corporation
Caterpillar Inc.	PerkinElmer, Inc.
Cameron International Corp.	Plexus Corp.
Connell Limited Partnership	Polymer Group, Inc.
Cooper Industries Ltd.	Regal-Beloit Corporation
Corning Incorporated	Rockwell Automation Inc.
Curtiss-Wright Corporation	Rockwell Collins Inc.
Donaldson Co. Inc.	SCA Americas
Eaton Corporation	Sealed Air Corporation
Flexible Steel Lacing Company	Sensata Technologies, Inc.
Fortune Brands Home & Security Inc.	ShawCor Ltd.
GAF Materials Corporation (Canada)	Siemens AG
General Atomics	Snap-on Incorporated
General Dynamics Corporation	Sonoco Products Co.
General Electric Company	Space Systems/Loral, Inc.
Goodman Manufacturing Company, L.P.	Spirit AeroSystems Holdings, Inc.
Goodrich Corp.	SPX Corporation
Graco Inc.	Sulzer Pumps (US)
Greif, Inc.	Swagelok Company
HD Supply, Inc.	Terex Corp.
Herman Miller	Textron Inc.
Hexcel Corporation	Thomas & Betts Corp.
Holcim Ltd	The Timken Company
Honeywell International Inc.	Toro Co.
Husky Injection Molding Systems Ltd.	United Technologies Corporation
Illinois Tool Works Inc.	USG Corp.
Ingersoll-Rand	VWR International, LLC
Invensys Controls	Wilsonart International

2012 Annual General Meeting Proxy Statement            B-1

ADMISSION TICKET

Annual General Meeting

of

Shareholders of

TE Connectivity Ltd.

March 7, 2012

2:00 p.m., Central European Time

8:00 a.m., Eastern Standard Time

Park Hyatt Zürich, Beethoven - Strasse 21, 8002, Zürich, Switzerland

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 6, 2011.

If granting a proxy to the Company Officers: TE Connectivity Ltd. c/o BNY Mellon Shareowner Services P. O. Box 3550 South Hackensack, New Jersey 07606-9250 United States of America	If granting a proxy to the Independent Proxy: Dr. Jvo Grundler Ernst & Young Ltd. Maagplatz 1 P.O. Box CH-8046, Zurich, Switzerland

FOLD AND DETACH HERE

TE CONNECTIVITY LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Annual General Meting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 7, 2012 at 2:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven - Strasse 21, 8002, Zürich, Switzerland.

☐

The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Terrence R. Curtin or Robert A. Scott, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Company Officers address above for return of proxy card.

☐

The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Independent Proxy address above for return of proxy card.

Please indicate on the reverse side of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to the appointment of the proxy above or how the shares are to be voted in respect of any of the resolutions described on the reverse side, the shareholder will be deemed to have appointed the Company Officers as the shareholder’s proxy and/or to have directed the proxy to vote “FOR” each of the director nominees and all of the agenda items (including each subpart thereof) described on the reverse side.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TE Connectivity Ltd.	Note:
	1.	In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.
2.

In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

	3.	Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	☒

If no direction is made, this proxy will be voted “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof).

The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof).

		FOR	AGAINST	ABSTAIN
1	ELECTION OF DIRECTORS
1.1	Pierre R. Brondeau	☐	☐	☐
1.2	Juergen W. Gromer	☐	☐	☐
1.3	William A. Jeffrey	☐	☐	☐
1.4	Thomas J. Lynch	☐	☐	☐
1.5	Yong Nam	☐	☐	☐
1.6	Daniel J. Phelan	☐	☐	☐
1.7	Frederic M. Poses	☐	☐	☐
1.8	Lawrence S. Smith	☐	☐	☐
1.9	Paula A. Sneed	☐	☐	☐
1.10	David P. Steiner	☐	☐	☐
1.11	John C. Van Scoter	☐	☐	☐
2.1

To approve the 2011 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2011 and the consolidated financial statements for the fiscal year ended September 30, 2011)

		☐	☐	☐
2.2	To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011	☐	☐	☐
2.3	To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2011	☐	☐	☐
3	To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2011	☐	☐	☐
4.1	To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2012	☐	☐	☐
4.2	To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity	☐	☐	☐
4.3	To elect PricewaterhouseCoopers, AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity	☐	☐	☐
5	An advisory vote on executive compensation	☐	☐	☐
6	To approve an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan	☐	☐	☐
7	To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association	☐	☐	☐
8	To approve an authorization relating to TE Connectivity’s share repurchase program	☐	☐	☐
9

To approve the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of TE Connectivity shares, such payment to be made in four equal quarterly installments on June 15, 2012, September 14, 2012, December 14, 2012 and March 15, 2013

		☐	☐	☐
10	To approve the reallocation of all free reserves (contributed surplus) as of September 30, 2011 to legal reserves (reserves from capital contributions)	☐	☐	☐
11	To approve any adjournments or postponements of the Annual General Meeting	☐	☐	☐

In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Mark Here for Address Change or Comments	☐

SEE REVERSE

Signature	Name/Title	Date

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AGENDA ITEM NO. 1—ELECTION OF DIRECTORS
NOMINEES FOR ELECTION
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Corporate Level : Messrs. Lynch, Curtin and Scott
Transportation Solutions : Mr. Donahue
Network Solutions (including Subsea Communications) : Mr. Clarke
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICER COMPENSATION
All Other Compensation
Fiscal Years 2011 and 2010 Fees
AGENDA ITEM NO. 6—APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR AWARDS UNDER THE TE CONNECTIVITY LTD. 2007 STOCK AND INCENTIVE PLAN
AGENDA ITEM NO. 7—APPROVAL OF REDUCTION OF SHARE CAPITAL FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM
AGENDA ITEM NO. 11—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING
ADDITIONAL INFORMATION
TE CONNECTIVITY 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS
WHERE YOU CAN FIND MORE INFORMATION
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV AWARDS
ARTICLE V SHARES SUBJECT TO THE PLAN; ADJUSTMENTS
ARTICLE VI AMENDMENT AND TERMINATION
ARTICLE VII GENERAL PROVISIONS
Appendix B PRIMARY TALENT MARKET PEER GROUP